EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Allison Beach	Joe Calabrese
	Chief Financial Officer	Media Contact	Financial Relations Board
	(972) 490-9600	(972) 490-9600	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
THIRD QUARTER 2025 RESULTS

DALLAS – November 4, 2025 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the third quarter ended September 30, 2025. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of September 30, 2025 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2025 with the third quarter ended September 30, 2024 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
THIRD QUARTER 2025 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels increased 1.4% over the prior year quarter to $257. Comparable ADR increased 4.7% over the prior year quarter to $401 and Comparable Occupancy decreased 3.2% over the prior year quarter to 64.3%.
•Net loss attributable to common stockholders for the quarter was $(8.2) million or $(0.12) per diluted share.
•Adjusted funds from operations (AFFO) was $(0.19) per diluted share for the quarter.
•Adjusted EBITDAre was $16.4 million for the quarter.
•Comparable Hotel EBITDA was $21.4 million for the quarter, reflecting an increase of 15.1% over the prior year quarter.
•The Company ended the quarter with cash and cash equivalents of $116.3 million and restricted cash of $47.7 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $23.1 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net debt to gross assets was 43.2% at the end of the third quarter.
•Capex invested during the quarter was $21.5 million.
•During the quarter, the Company redeemed approximately $18.5 million of its non-traded preferred stock in cash.

BHR Reports Third Quarter Results

November 4, 2025
RECENT OPERATING HIGHLIGHTS
•During the quarter, the Company announced that it is initiating a process for the sale of the Company. The Company, together with its financial advisor, initiated the sale process immediately, including soliciting interest from potential buyers and coordinating customary information sharing.
•During the quarter, the Company successfully refinanced the existing mortgage loan secured by the Four Seasons Resort Scottsdale at Troon North.
•During the quarter, the Company closed on the previously announced sale of the 369-room Marriott Seattle Waterfront in Seattle for $145 million ($393,000 per key).
•Subsequent to quarter end, the Company entered into a definitive agreement to sell the 410-room The Clancy in San Francisco for $115 million ($280,487 per key).
INITIATION OF SALE PROCESS
In August 2025, the Company announced that it is initiating a process for the sale of the Company. The Board of Directors of the Company formed a Special Committee comprised solely of independent and disinterested directors to explore a range of strategic alternatives, aimed at maximizing both near- and long-term shareholder value. After reviewing various strategic options to maximize value for shareholders, the Board has determined that it is in the best interests of the Company and its shareholders to pursue a sale of the Company. The Company has engaged Robert W. Baird & Co. Inc. as its financial advisor.
There is no deadline or definitive timetable set for completion of the sale process and there can be no assurance that this process will result in a sale of the Company. Braemar does not expect to disclose or provide an update concerning developments related to this process unless and until the Board of Directors has approved a specific transaction or other course of action requiring disclosure, or the Company determines that a disclosure is required by law or otherwise deemed appropriate.
CAPITAL STRUCTURE
As of September 30, 2025, the Company had total assets of $2.0 billion and $1.2 billion of loans of which $27.7 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton. The Company’s total combined loans had a blended average interest rate of 6.9%, taking into account in-the-money interest rate caps. Based on the current level of SOFR, and the Company’s corresponding interest rate caps, approximately 13% of the Company’s consolidated debt is effectively fixed and approximately 87% is effectively floating.
During the quarter, the Company successfully refinanced the existing mortgage loan secured by the Four Seasons Resort Scottsdale at Troon North. The previous loan had a balance of $140 million with an interest rate of SOFR + 3.75% and a final maturity in December 2028. The new non-recourse loan has a balance of $180 million and bears interest at a floating rate of SOFR + 3.00%. The lender is Aareal Capital Corporation. The new loan has a three-year initial term with two, one-year extension options, subject to the satisfaction of certain conditions.
During the quarter, the Company closed on the previously announced sale of the 369-room Marriott Seattle Waterfront in Seattle for $145 million ($393,000 per key). Including anticipated capital expenditures of $7 million, the sale price represents an 8.1% capitalization rate on net operating income for the trailing 12 months ended May 31, 2025. In conjunction with the sale, the Company paid down approximately $88.4 million of debt and retained approximately $50.8 million of net proceeds after payment of transfer taxes and transaction costs.

BHR Reports Third Quarter Results

November 4, 2025
Subsequent to quarter end, the Company entered into a definitive agreement to sell the 410-room The Clancy in San Francisco for $115 million ($280,487 per key) and has received a $3.5 million non-refundable earnest money deposit. The sale price represents a 5.0% capitalization rate on net operating income for the trailing 12 months ended August 2025.
DIVIDENDS
On October 14, 2025, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.05 per diluted share for the Company’s common stock for the fourth quarter ending December 31, 2025. This dividend, which equates to an annual rate of $0.20 per share, will be paid on January 15, 2026, to stockholders of record as of December 31, 2025. The Board of Directors will review its dividend policy on a quarter-to-quarter basis. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.
“I’m pleased with Braemar’s solid third quarter performance, highlighted by comparable RevPAR growth of approximately 1.4% and comparable total revenue growth of 3.9%,” noted Richard J. Stockton, Braemar’s President and Chief Executive Officer. “Our property managers were able to generate strong flow-through on this revenue growth resulting in approximately 15% growth in comparable Hotel EBITDA. As we’ve noted previously, our resorts have resumed a more normalized growth trajectory, with the resort portfolio delivering solid comparable RevPAR growth of 5.5% over the prior year period.” Mr. Stockton added, “To date, we have now redeemed approximately $125 million of our non-traded preferred stock and have no remaining debt maturities in 2025.” Mr. Stockton concluded, “With the recent sale of the upper-upscale Marriott Seattle Waterfront and our announced agreement to sell The Clancy, we’re strategically refining our portfolio with a singular focus: maximizing shareholder value. The divestiture of The Clancy represents another important step toward positioning the Company for a potential future sale that delivers the best possible outcome for our investors.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Wednesday, November 5, 2025, at 12:00 p.m. ET. The number to call for this interactive teleconference is (646) 960-0284. A replay of the conference call will be available through Wednesday, November 12, 2025, by dialing (609) 800-9909 and entering the confirmation number, 2925607.
The Company will also provide an online simulcast and rebroadcast of its third quarter 2025 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com, on Wednesday, November 5, 2025, beginning at 12:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should

BHR Reports Third Quarter Results

November 4, 2025
not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	September 30, 2025	December 31, 2024
ASSETS
Investments in hotel properties, gross	$2,126,129	$2,252,574
Accumulated depreciation	(447,087)	(473,888)
Investments in hotel properties, net	1,679,042	1,778,686
Cash and cash equivalents	116,278	135,465
Restricted cash	47,682	49,592
Investment in securities (amortized cost of $17,279 and $42,279, respectively)	17,277	41,535
Accounts receivable, net of allowance of $179 and $459, respectively	32,819	31,754
Inventories	4,629	4,664
Note receivable	8,747	8,283
Prepaid expenses	5,441	5,116
Deposit paid to Ashford Inc.	17,000	—
Deferred costs, net	75	75
Investment in OpenKey	145	145
Derivative assets	164	356
Other assets	19,688	19,538
Operating lease right-of-use assets	34,359	34,852
Intangible assets, net	2,841	3,125
Due from third-party hotel managers	23,129	22,873
Total assets	$2,009,316	$2,136,059

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,164,671	$1,210,018
Accounts payable and accrued expenses	150,127	143,566
Dividends and distributions payable	8,553	9,255
Due to Ashford Inc., net	2,638	4,267
Due to related parties, net	331	1,055
Due to third-party hotel managers	1,775	1,476
Operating lease liabilities	20,007	19,984
Other liabilities	25,187	24,268
Total liabilities	1,373,289	1,413,889

5.50% Series B cumulative convertible preferred stock, $0.01 par value, 3,078,017 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	65,426	65,426
Series E redeemable preferred stock, $0.01 par value, 12,697,673 and 14,910,521 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	308,547	352,502
Series M redeemable preferred stock, $0.01 par value, 1,404,544 and 1,476,621 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	35,127	36,916
Redeemable noncontrolling interests in operating partnership	18,942	29,964
Equity:
Preferred stock, $0.01 par value, 80,000,000 shares authorized:
8.25% Series D cumulative preferred stock, 1,600,000 shares issued and outstanding at September 30, 2025 and December 31, 2024	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 68,219,432 and 66,607,823 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	682	665
Additional paid-in capital	727,027	718,536
Accumulated other comprehensive income (loss)	(2)	(684)
Accumulated deficit	(515,837)	(477,804)
Total stockholders' equity of the Company	211,886	240,729
Noncontrolling interest in consolidated entities	(3,901)	(3,367)
Total equity	207,985	237,362
Total liabilities and equity	$2,009,316	$2,136,059

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
REVENUE
Rooms	$85,701	$92,427	$331,617	$347,206
Food and beverage	36,637	34,781	133,996	135,891
Other	21,218	21,190	72,840	71,967
Total hotel revenue	143,556	148,398	538,453	555,064
EXPENSES
Hotel operating expenses:
Rooms	24,728	25,548	80,232	81,288
Food and beverage	30,685	31,998	106,662	109,379
Other expenses	51,766	51,300	168,587	169,531
Management fees	4,440	4,869	16,891	17,913
Total hotel operating expenses	111,619	113,715	372,372	378,111
Property taxes, insurance and other	8,211	9,985	26,568	30,740
Depreciation and amortization	23,164	25,078	69,919	75,192
Advisory services fee:
Base advisory fee	3,539	3,505	10,592	10,168
Reimbursable expenses	3,825	3,231	10,403	8,457
Incentive fee	476	1,464	746	2,112
Stock/unit-based compensation	75	427	(24)	2,418
Corporate, general and administrative:
Stock/unit-based compensation	—	—	5	269
Other general and administrative	3,811	8,874	4,402	10,836
Total operating expenses	154,720	166,279	494,983	518,303
Gain (loss) on disposition of assets and hotel properties	40,970	88,210	40,970	88,210
OPERATING INCOME (LOSS)	29,806	70,329	84,440	124,971
Equity in earnings (loss) of unconsolidated entity	—	(80)	—	(214)
Interest income	1,494	2,660	4,901	4,528
Other income (expense)	—	—	(1,250)	—
Interest expense	(22,462)	(26,132)	(67,831)	(77,146)
Amortization of loan costs	(2,726)	(1,779)	(7,545)	(4,541)
Write-off of loan costs and exit fees	(366)	(5,292)	(1,833)	(6,095)
Gain (loss) on extinguishment of debt	(1,553)	—	(1,553)	(22)
Realized and unrealized gain (loss) on derivatives	(118)	(735)	(301)	523
INCOME (LOSS) BEFORE INCOME TAXES	4,075	38,971	9,028	42,004
Income tax (expense) benefit	648	864	(474)	(474)
NET INCOME (LOSS)	4,723	39,835	8,554	41,530
(Income) loss attributable to noncontrolling interest in consolidated entities	412	(27,363)	361	(26,317)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	607	124	2,358	1,747
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	5,742	12,596	11,273	16,960
Preferred dividends	(8,667)	(9,857)	(26,928)	(30,593)
Deemed dividends on redeemable preferred stock	(5,251)	(4,151)	(11,086)	(6,175)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(8,176)	$(1,412)	$(26,741)	$(19,808)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.12)	$(0.02)	$(0.40)	$(0.30)
Weighted average common shares outstanding – basic	68,219	66,522	67,419	66,493
Diluted:
Net income (loss) attributable to common stockholders	$(0.12)	$(0.02)	$(0.40)	$(0.30)
Weighted average common shares outstanding – diluted	68,219	66,522	67,419	66,493
Dividends declared per common share	$0.05	$0.05	$0.15	$0.15

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Net income (loss)	$4,723	$39,835	$8,554	$41,530
Interest expense and amortization of loan costs	25,188	27,911	75,376	81,687
Depreciation and amortization	23,164	25,078	69,919	75,192
Income tax expense (benefit)	(648)	(864)	474	474
Equity in (earnings) loss of unconsolidated entity	—	80	—	214
Company's portion of EBITDA of OpenKey	—	(76)	—	(215)
EBITDA	52,427	91,964	154,323	198,882
(Gain) loss on disposition of assets and hotel properties	(40,970)	(88,210)	(40,970)	(88,210)
EBITDAre	11,457	3,754	113,353	110,672
Amortization of favorable (unfavorable) contract assets (liabilities)	107	109	321	346
Transaction and conversion costs	1,608	50	2,774	(5,524)
Write-off of loan costs and exit fees	366	5,292	1,833	6,095
Realized and unrealized (gain) loss on derivatives	118	735	301	(523)
Stock/unit-based compensation	75	427	(20)	2,689
Legal, advisory and settlement costs	618	6,539	(3,864)	11,356
Advisory services incentive fee	476	1,464	746	2,112
(Gain) loss on extinguishment of debt	1,553	—	1,553	22
Other (income) expense	—	—	1,250	—
Severance	—	102	—	102
Company's portion of adjustments to EBITDAre of OpenKey	—	—	—	3
Adjusted EBITDAre	$16,378	$18,472	$118,247	$127,350
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Net income (loss)	$4,723	$39,835	$8,554	$41,530
(Income) loss attributable to noncontrolling interest in consolidated entities	412	(27,363)	361	(26,317)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	607	124	2,358	1,747
Preferred dividends	(8,667)	(9,857)	(26,928)	(30,593)
Deemed dividends on redeemable preferred stock	(5,251)	(4,151)	(11,086)	(6,175)
Net income (loss) attributable to common stockholders	(8,176)	(1,412)	(26,741)	(19,808)
Depreciation and amortization on real estate (1)	22,498	24,255	67,864	72,131
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(607)	(124)	(2,358)	(1,747)
Equity in (earnings) loss of unconsolidated entity	—	80	—	214
(Gain) loss on disposition of assets and hotel properties	(40,988)	(61,970)	(40,988)	(61,970)
Company's portion of FFO of OpenKey	—	(91)	—	(253)
FFO available to common stockholders and OP unitholders	(27,273)	(39,262)	(2,223)	(11,433)
Deemed dividends on redeemable preferred stock	5,251	4,151	11,086	6,175
Transaction and conversion costs	1,608	50	2,774	(5,524)
Write-off of premiums, loan costs and exit fees	366	5,292	1,833	6,095
Unrealized (gain) loss on derivatives	299	1,746	850	3,698
Stock/unit-based compensation	75	427	(20)	2,689
Legal, advisory and settlement costs	618	6,539	(3,864)	11,356
Interest expense accretion on refundable membership club deposits	135	151	421	466
Amortization of loan costs (1)	2,690	1,741	7,438	4,268
Advisory services incentive fee	476	1,464	746	2,112
(Gain) loss on extinguishment of debt	1,553	—	1,553	22
Other (income) expense	—	—	1,250	—
Severance	—	102	—	102
Company's portion of adjustments to FFO of OpenKey	—	—	—	3
Adjusted FFO available to common stockholders and OP unitholders	$(14,202)	$(17,599)	$21,844	$20,029
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(0.19)	$(0.24)	$0.30	$0.28
Weighted average diluted shares	73,374	73,130	73,553	72,802
(1) Net of adjustment for noncontrolling interest in consolidated entities.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
September 30, 2025
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (8)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	TTM Hotel Net Income	TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (9)	Comparable TTM Hotel EBITDA Debt Yield
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	February 2026	February 2027	SOFR (1) + 2.86%	$—	$70,500	(2)	$70,500	$(8)	—%	$11,679	16.6%
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	86,250	—		86,250	N/A	N/A	N/A	N/A
BAML	The Ritz-Carlton Lake Tahoe	July 2026	July 2026	SOFR (1) + 3.25%	—	43,413		43,413	(4,129)	(9.5)%	10,647	24.5%
BAML	See footnote	August 2026	August 2029	SOFR (1) + 3.24%	—	407,000	(3)	407,000	37,809	9.3%	61,781	15.2%
Aareal Capital Corporation	Capital Hilton	December 2026	December 2028	SOFR (1) + 3.75%	—	110,600	(4)	110,600	(12,146)	(11.0)%	17,440	15.8%
JPMorgan Chase	See footnote	March 2027	March 2030	SOFR (1) + 2.57%	—	274,630	(5)	274,630	65,169	23.7%	47,155	17.2%
Aareal Capital Corporation	Four Seasons Resort Scottsdale	August 2028	August 2030	SOFR (1) + 3.00%	—	180,000	(6)	180,000	2,276	1.3%	26,250	14.6%
Unencumbered Hotel	Cameo Beverly Hills				—	—		—	(6,483)	N/A	(2,285)	N/A
Total					$86,250	$1,086,143		$1,172,393	$82,488	7.0%	$172,667	14.7%
Percentage					7.4%	92.6%		100.0%
Weighted average interest rate (7)					4.50%	7.07%		6.88%
All indebtedness is non-recourse with the exception of the convertible senior notes.
The table does not include $5.4 million of indebtedness related to the consolidation of a joint venture.
(1)    SOFR rate was 4.13% at September 30, 2025.
(2)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in February 2025.
(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota. Braemar holds a tranche of CMBS that has a par value of $17.2 million and a rate of SOFR +5.20%, which results in an effective interest rate on this mortgage loan of SOFR + 3.15%.
(4)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 2.00%.
(5)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile, The Clancy and The Notary Hotel.
(6)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 1.00%.
(7)    The weighted average interest rates are adjusted for in-the-money interest rate caps and the CMBS tranche.
(8)    The final maturity date assumes all available extension options will be exercised.
(9)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
September 30, 2025
(dollars in thousands)
(unaudited)

Lender	Hotels	2025	2026	2027	2028	2029	Thereafter	Total
BAML	The Ritz-Carlton Lake Tahoe	$—	$43,413	$—	$—	$—	$—	$43,413
Convertible Senior Notes	N/A	—	86,250	—	—	—	—	86,250
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	—	—	70,500	—	—	—	70,500
Aareal Capital Corporation	Capital Hilton	—	—	—	106,600	—	—	106,600
BAML	See footnote 1	—	—	—	—	407,000	—	407,000
JPMorgan Chase	See footnote 2	—	—	—	—	—	274,630	274,630
Aareal Capital Corporation	Four Seasons Resort Scottsdale	—	—	—		—	174,000	174,000
Principal due in future periods		$—	$129,663	$70,500	$106,600	$407,000	$448,630	$1,162,393
Scheduled amortization payments remaining		—	—	2,000	2,750	3,000	2,250	10,000
Total indebtedness		$—	$129,663	$72,500	$109,350	$410,000	$450,880	$1,172,393
The table does not include $5.4 million of indebtedness related to the consolidation of a joint venture.
(1)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.
(2)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile, The Clancy and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$86,955	$(4,982)	$81,973	$93,477	$(12,598)	$80,879	(6.98)%	1.35%
RevPAR	$261.88	$(365.41)	$257.45	$260.62	$(312.97)	$254.00	0.48%	1.36%
Occupancy	65.24%	(88.50)%	64.25%	68.50%	(85.57)%	66.34%	(4.76)%	(3.15)%
ADR	$401.39	$(412.89)	$400.72	$380.47	$(365.75)	$382.87	5.50%	4.66%

ALL HOTELS:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$337,095	$(18,443)	$318,652	$352,019	$(39,970)	$312,049	(4.24)%	2.12%
RevPAR	$328.78	$(229.32)	$337.25	$312.27	$(223.15)	$329.11	5.29%	2.47%
Occupancy	67.26%	(74.90)%	66.61%	68.91%	(76.88)%	67.41%	(2.39)%	(1.19)%
ADR	$488.80	$(306.18)	$506.27	$453.14	$(290.26)	$488.24	7.87%	3.69%

NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at September 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$78,987	$(4,982)	$74,005	$84,149	$(12,598)	$71,551	(6.13)%	3.43%
RevPAR	$268.87	$(365.41)	$264.17	$262.64	$(312.97)	$255.41	2.37%	3.43%
Occupancy	66.96%	(88.50)%	65.91%	69.03%	(85.57)%	66.66%	(3.00)%	(1.13)%
ADR	$401.54	$(412.89)	$400.80	$380.46	$(365.75)	$383.17	5.54%	4.60%

ALL HOTELS NOT UNDER RENOVATION:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$304,648	$(18,443)	$286,205	$317,454	$(39,970)	$277,484	(4.03)%	3.14%
RevPAR	$334.15	$(229.32)	$344.29	$313.29	$(223.15)	$332.64	6.66%	3.50%
Occupancy	68.70%	(74.90)%	68.10%	69.64%	(76.88)%	68.08%	(1.35)%	0.03%
ADR	$486.37	$(306.18)	$505.54	$449.90	$(290.26)	$488.60	8.11%	3.47%

NOTES:
(1)    The above comparable information assumes the 11 hotel properties owned and included in the Company's operations at September 30, 2025, and not under renovation during the three months ended September 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
Cameo Beverly Hills, Hotel Yountville, Park Hyatt Beaver Creek

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2025	2024	% Variance	2025	2024	% Variance
Total hotel revenue	$144,585	$149,255	(3.13)%	$542,935	$559,000	(2.87)%
Non-comparable adjustments	(6,133)	(15,932)		(23,768)	(58,454)
Comparable total hotel revenue	$138,452	$133,323	3.85%	$519,167	$500,546	3.72%

Hotel net income (loss)	$33,765	$77,832	(56.62)%	$86,576	$128,102	(32.42)%
Non-comparable adjustments	(44,303)	(91,790)		(46,863)	(100,607)
Comparable hotel net income (loss)	$(10,538)	$(13,958)	24.50%	$39,713	$27,495	44.44%
Hotel net income (loss) margin	23.35%	52.15%	(28.80)%	15.95%	22.92%	(6.97)%
Comparable hotel net income margin	(7.61)%	(10.47)%	2.86%	7.65%	5.49%	2.16%

Hotel EBITDA	$25,562	$25,050	2.04%	$144,096	$147,107	(2.05)%
Non-comparable adjustments	(4,145)	(6,440)		(10,189)	(20,830)
Comparable hotel EBITDA	$21,417	$18,610	15.08%	$133,907	$126,277	6.04%
Hotel EBITDA margin	17.68%	16.78%	0.90%	26.54%	26.32%	0.22%
Comparable hotel EBITDA margin	15.47%	13.96%	1.51%	25.79%	25.23%	0.56%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$(452)	$22,091	(102.04)%	$(439)	$24,828	(101.77)%
Hotel net income (loss) attributable to the Company and OP unitholders	$34,217	$55,741	(38.62)%	$87,015	$103,274	(15.74)%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$(9,789)	$(13,959)	29.87%	$40,421	$26,422	52.98%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$937	$890	5.34%	$3,737	$6,076	(38.49)%
Hotel EBITDA attributable to the Company and OP unitholders	$24,625	$24,160	1.92%	$140,359	$141,032	(0.48)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$20,826	$17,819	16.88%	$130,500	$122,490	6.54%
NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at September 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2025	2024	% Variance	2025	2024	% Variance
Total hotel revenue	$128,719	$132,071	(2.54)%	$487,685	$500,359	(2.53)%
Non-comparable adjustments	(6,133)	(15,932)		(23,768)	(58,454)
Comparable total hotel revenue	$122,586	$116,139	5.55%	$463,917	$441,905	4.98%

Hotel net income (loss)	$36,613	$79,282	(53.82)%	$89,856	$128,195	(29.91)%
Non-comparable adjustments	(44,303)	(91,790)		(46,863)	(100,607)
Comparable hotel net income (loss)	$(7,690)	$(12,508)	38.52%	$42,993	$27,588	55.84%
Hotel net income (loss) margin	28.44%	60.03%	(31.59)%	18.43%	25.62%	(7.19)%
Comparable hotel net income margin	(6.27)%	(10.77)%	4.50%	9.27%	6.24%	3.03%

Hotel EBITDA	$23,422	$22,558	3.83%	$133,699	$134,738	(0.77)%
Non-comparable adjustments	(4,145)	(6,440)		(10,189)	(20,830)
Comparable hotel EBITDA	$19,277	$16,118	19.60%	$123,510	$113,908	8.43%
Hotel EBITDA margin	18.20%	17.08%	1.12%	27.42%	26.93%	0.49%
Comparable hotel EBITDA margin	15.73%	13.88%	1.85%	26.62%	25.78%	0.84%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$(452)	$22,091	(102.04)%	$(439)	$24,828	(101.77)%
Hotel net income (loss) attributable to the Company and OP unitholders	$37,065	$57,191	(35.19)%	$90,295	$103,367	(12.65)%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$(6,941)	$(12,509)	44.51%	$43,701	$26,515	64.82%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$937	$890	5.34%	$3,738	$6,076	(38.48)%
Hotel EBITDA attributable to the Company and OP unitholders	$22,485	$21,668	3.77%	$129,961	$128,663	1.01%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$18,686	$15,327	21.92%	$120,103	$110,121	9.06%
NOTES:
(1)    The above comparable information assumes the 11 hotel properties owned and included in the Company's operations at September 30, 2025, and not under renovation during the three months ended September 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(5)    Excluded hotels under renovation:
Cameo Beverly Hills, Hotel Yountville, Park Hyatt Beaver Creek

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$8,631	$—	$8,631	$9,712	$—	$9,712	(11.13)%	(11.13)%
Total hotel revenue	$14,062	$—	$14,062	$14,256	$—	$14,256	(1.36)%	(1.36)%
Hotel net income (loss)	$(2,996)	$—	$(2,996)	$3	$—	$3	(99,966.67)%	(99,966.67)%
Hotel net income (loss) margin	(21.31)%		(21.31)%	0.02%		0.02%	(21.33)%	(21.33)%
Hotel EBITDA	$2,363	$—	$2,363	$3,163	$—	$3,163	(25.29)%	(25.29)%
Hotel EBITDA margin	16.80%		16.80%	22.19%		22.19%	(5.39)%	(5.39)%
Selected Operating Information:
RevPAR	$167.83	$—	$167.83	$188.84	$—	$188.84	(11.13)%	(11.13)%
Occupancy	73.20%	—%	73.20%	80.08%	—%	80.08%	(8.59)%	(8.59)%
ADR	$229.28	$—	$229.28	$235.81	$—	$235.81	(2.77)%	(2.77)%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$—	$—	$—	$1,374	$(1,374)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$2,049	$(2,049)	$—	(100.00)%	—%
Hotel net income (loss)	$1,190	$(1,190)	$—	$88,360	$(88,360)	$—	(98.65)%	—%
Hotel net income (loss) margin	—%		—%	4,312.35%		—%	(4,312.35)%	—%
Hotel EBITDA	$1,386	$(1,386)	$—	$397	$(397)	$—	249.12%	—%
Hotel EBITDA margin	—%		—%	19.38%		—%	(19.38)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$218.00	$218.00	$—	(100.00)%	—%
Occupancy	—%	—%	—%	84.31%	84.31%	—%	(100.00)%	—%
ADR	$—	$—	$—	$258.56	$258.56	$—	(100.00)%	—%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$8,940	$—	$8,940	$9,037	$—	$9,037	(1.07)%	(1.07)%
Total hotel revenue	$11,587	$—	$11,587	$11,671	$—	$11,671	(0.72)%	(0.72)%
Hotel net income (loss)	$1,512	$—	$1,512	$2,065	$—	$2,065	(26.78)%	(26.78)%
Hotel net income (loss) margin	13.05%		13.05%	17.69%		17.69%	(4.64)%	(4.64)%
Hotel EBITDA	$2,706	$—	$2,706	$3,201	$—	$3,201	(15.46)%	(15.46)%
Hotel EBITDA margin	23.35%		23.35%	27.43%		27.43%	(4.08)%	(4.08)%
Selected Operating Information:
RevPAR	$234.16	$—	$234.16	$236.70	$—	$236.70	(1.07)%	(1.07)%
Occupancy	79.53%	—%	79.53%	82.23%	—%	82.23%	(3.28)%	(3.28)%
ADR	$294.42	$—	$294.42	$287.84	$—	$287.84	2.29%	2.29%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$4,843	$—	$4,843	$4,673	$—	$4,673	3.64%	3.64%
Total hotel revenue	$6,433	$—	$6,433	$6,216	$—	$6,216	3.49%	3.49%
Hotel net income (loss)	$1,167	$—	$1,167	$1,022	$—	$1,022	14.19%	14.19%
Hotel net income (loss) margin	18.14%		18.14%	16.44%		16.44%	1.70%	1.70%
Hotel EBITDA	$2,058	$—	$2,058	$1,883	$—	$1,883	9.29%	9.29%
Hotel EBITDA margin	31.99%		31.99%	30.29%		30.29%	1.70%	1.70%
Selected Operating Information:
RevPAR	$809.88	$—	$809.88	$781.57	$—	$781.57	3.62%	3.62%
Occupancy	79.03%	—%	79.03%	73.81%	—%	73.81%	7.07%	7.07%
ADR	$1,024.77	$—	$1,024.77	$1,058.85	$—	$1,058.85	(3.22)%	(3.22)%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$3,782	$—	$3,782	$3,701	$—	$3,701	2.19%	2.19%
Total hotel revenue	$5,418	$—	$5,418	$5,133	$—	$5,133	5.55%	5.55%
Hotel net income (loss)	$1,140	$—	$1,140	$13	$—	$13	8,669.23%	8,669.23%
Hotel net income (loss) margin	21.04%		21.04%	0.25%		0.25%	20.79%	20.79%
Hotel EBITDA	$1,586	$—	$1,586	$1,311	$—	$1,311	20.98%	20.98%
Hotel EBITDA margin	29.27%		29.27%	25.54%		25.54%	3.73%	3.73%
Selected Operating Information:
RevPAR	$289.50	$—	$289.50	$283.27	$—	$283.27	2.20%	2.20%
Occupancy	69.40%	—%	69.40%	64.80%	—%	64.80%	7.10%	7.10%
ADR	$417.11	$—	$417.11	$437.17	$—	$437.17	(4.59)%	(4.59)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$3,181	$—	$3,181	$3,340	$—	$3,340	(4.76)%	(4.76)%
Total hotel revenue	$4,061	$—	$4,061	$4,315	$—	$4,315	(5.89)%	(5.89)%
Hotel net income (loss)	$537	$—	$537	$994	$—	$994	(45.98)%	(45.98)%
Hotel net income (loss) margin	13.22%		13.22%	23.04%		23.04%	(9.82)%	(9.82)%
Hotel EBITDA	$1,205	$—	$1,205	$1,433	$—	$1,433	(15.91)%	(15.91)%
Hotel EBITDA margin	29.67%		29.67%	33.21%		33.21%	(3.54)%	(3.54)%
Selected Operating Information:
RevPAR	$432.15	$—	$432.15	$453.83	$—	$453.83	(4.78)%	(4.78)%
Occupancy	66.28%	—%	66.28%	70.23%	—%	70.23%	(5.62)%	(5.62)%
ADR	$652.04	$—	$652.04	$646.19	$—	$646.19	0.91%	0.91%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$2,915	$—	$2,915	$3,591	$—	$3,591	(18.82)%	(18.82)%
Total hotel revenue	$9,438	$—	$9,438	$9,614	$—	$9,614	(1.83)%	(1.83)%
Hotel net income (loss)	$(1,134)	$—	$(1,134)	$(1,102)	$—	$(1,102)	(2.90)%	(2.90)%
Hotel net income (loss) margin	(12.02)%		(12.02)%	(11.46)%		(11.46)%	(0.56)%	(0.56)%
Hotel EBITDA	$2,042	$—	$2,042	$1,597	$—	$1,597	27.86%	27.86%
Hotel EBITDA margin	21.64%		21.64%	16.61%		16.61%	5.03%	5.03%
Selected Operating Information:
RevPAR	$164.20	$—	$164.20	$202.27	$—	$202.27	(18.82)%	(18.82)%
Occupancy	45.53%	—%	45.53%	58.55%	—%	58.55%	(22.24)%	(22.24)%
ADR	$360.60	$—	$360.60	$345.47	$—	$345.47	4.38%	4.38%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$6,050	$—	$6,050	$7,334	$—	$7,334	(17.51)%	(17.51)%
Total hotel revenue	$8,109	$—	$8,109	$9,251	$—	$9,251	(12.34)%	(12.34)%
Hotel net income (loss)	$896	$—	$896	$1,851	$—	$1,851	(51.59)%	(51.59)%
Hotel net income (loss) margin	11.05%		11.05%	20.01%		20.01%	(8.96)%	(8.96)%
Hotel EBITDA	$2,248	$—	$2,248	$3,232	$—	$3,232	(30.45)%	(30.45)%
Hotel EBITDA margin	27.72%		27.72%	34.94%		34.94%	(7.22)%	(7.22)%
Selected Operating Information:
RevPAR	$131.78	$—	$131.78	$159.76	$—	$159.76	(17.51)%	(17.51)%
Occupancy	61.59%	—%	61.59%	70.21%	—%	70.21%	(12.28)%	(12.28)%
ADR	$213.96	$—	$213.96	$227.55	$—	$227.55	(5.97)%	(5.97)%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$8,881	$—	$8,881	$7,285	$—	$7,285	21.91%	21.91%
Total hotel revenue	$10,504	$—	$10,504	$8,944	$—	$8,944	17.44%	17.44%
Hotel net income (loss)	$853	$—	$853	$(650)	$—	$(650)	231.23%	231.23%
Hotel net income (loss) margin	8.12%		8.12%	(7.27)%		(7.27)%	15.39%	15.39%
Hotel EBITDA	$2,156	$—	$2,156	$1,273	$—	$1,273	69.36%	69.36%
Hotel EBITDA margin	20.53%		20.53%	14.23%		14.23%	6.30%	6.30%
Selected Operating Information:
RevPAR	$235.44	$—	$235.44	$193.12	$—	$193.12	21.91%	21.91%
Occupancy	74.91%	—%	74.91%	68.59%	—%	68.59%	9.21%	9.21%
ADR	$314.30	$—	$314.30	$281.56	$—	$281.56	11.63%	11.63%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$5,952	$—	$5,952	$6,143	$—	$6,143	(3.11)%	(3.11)%
Total hotel revenue	$15,906	$—	$15,906	$15,119	$—	$15,119	5.21%	5.21%
Hotel net income (loss)	$(1,211)	$—	$(1,211)	$(26)	$—	$(26)	(4,557.69)%	(4,557.69)%
Hotel net income (loss) margin	(7.61)%		(7.61)%	(0.17)%		(0.17)%	(7.44)%	(7.44)%
Hotel EBITDA	$1,673	$—	$1,673	$1,350	$—	$1,350	23.93%	23.93%
Hotel EBITDA margin	10.52%		10.52%	8.93%		8.93%	1.59%	1.59%
Selected Operating Information:
RevPAR	$234.39	$—	$234.39	$241.92	$—	$241.92	(3.11)%	(3.11)%
Occupancy	53.09%	—%	53.09%	51.65%	—%	51.65%	2.79%	2.79%
ADR	$441.52	$—	$441.52	$468.42	$—	$468.42	(5.74)%	(5.74)%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$7,738	$—	$7,738	$6,229	$—	$6,229	24.23%	24.23%
Total hotel revenue	$16,254	$—	$16,254	$12,268	$—	$12,268	32.49%	32.49%
Hotel net income (loss)	$(48)	$—	$(48)	$(2,638)	$—	$(2,638)	98.18%	98.18%
Hotel net income (loss) margin	(0.30)%		(0.30)%	(21.50)%		(21.50)%	21.20%	21.20%
Hotel EBITDA	$3,641	$—	$3,641	$757	$—	$757	380.98%	380.98%
Hotel EBITDA margin	22.40%		22.40%	6.17%		6.17%	16.23%	16.23%
Selected Operating Information:
RevPAR	$459.61	$—	$459.61	$369.97	$—	$369.97	24.23%	24.23%
Occupancy	67.30%	—%	67.30%	55.39%	—%	55.39%	21.50%	21.50%
ADR	$682.91	$—	$682.91	$667.96	$—	$667.96	2.24%	2.24%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$4,982	$(4,982)	$—	$11,224	$(11,224)	$—	(55.61)%	—%
Total hotel revenue	$6,133	$(6,133)	$—	$13,883	$(13,883)	$—	(55.82)%	—%
Hotel net income (loss)	$43,113	$(43,113)	$—	$3,430	$(3,430)	$—	1,156.94%	—%
Hotel net income (loss) margin	702.97%		—%	24.71%		—%	678.26%	—%
Hotel EBITDA	$2,759	$(2,759)	$—	$6,043	$(6,043)	$—	(54.34)%	—%
Hotel EBITDA margin	44.99%		—%	43.53%		—%	1.46%	—%
Selected Operating Information:
RevPAR	$365.41	$365.41	$—	$330.61	$330.61	$—	10.53%	—%
Occupancy	88.50%	88.50%	—%	85.80%	85.80%	—%	3.15%	—%
ADR	$412.89	$412.89	$—	$385.31	$385.31	$—	7.16%	—%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$6,117	$—	$6,117	$6,709	$—	$6,709	(8.82)%	(8.82)%
Total hotel revenue	$10,241	$—	$10,241	$12,736	$—	$12,736	(19.59)%	(19.59)%
Hotel net income (loss)	$(1,731)	$—	$(1,731)	$(3,620)	$—	$(3,620)	52.18%	52.18%
Hotel net income (loss) margin	(16.90)%		(16.90)%	(28.42)%		(28.42)%	11.52%	11.52%
Hotel EBITDA	$(458)	$—	$(458)	$956	$—	$956	(147.91)%	(147.91)%
Hotel EBITDA margin	(4.47)%		(4.47)%	7.51%		7.51%	(11.98)%	(11.98)%
Selected Operating Information:
RevPAR	$369.38	$—	$369.38	$405.12	$—	$405.12	(8.82)%	(8.82)%
Occupancy	46.55%	—%	46.55%	55.45%	—%	55.45%	(16.05)%	(16.05)%
ADR	$793.47	$—	$793.47	$730.57	$—	$730.57	8.61%	8.61%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$1,872	$—	$1,872	$2,395	$—	$2,395	(21.84)%	(21.84)%
Total hotel revenue	$2,365	$—	$2,365	$3,255	$—	$3,255	(27.34)%	(27.34)%
Hotel net income (loss)	$(2,251)	$—	$(2,251)	$(1,342)	$—	$(1,342)	(67.73)%	(67.73)%
Hotel net income (loss) margin	(95.18)%		(95.18)%	(41.23)%		(41.23)%	(53.95)%	(53.95)%
Hotel EBITDA	$(1,107)	$—	$(1,107)	$(538)	$—	$(538)	(105.76)%	(105.76)%
Hotel EBITDA margin	(46.81)%		(46.81)%	(16.53)%		(16.53)%	(30.28)%	(30.28)%
Selected Operating Information:
RevPAR	$142.30	$—	$142.30	$182.03	$—	$182.03	(21.83)%	(21.83)%
Occupancy	52.91%	—%	52.91%	67.95%	—%	67.95%	(22.13)%	(22.13)%
ADR	$268.94	$—	$268.94	$267.90	$—	$267.90	0.39%	0.39%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$8,735	$—	$8,735	$7,258	$—	$7,258	20.35%	20.35%
Total hotel revenue	$14,677	$—	$14,677	$12,628	$—	$12,628	16.23%	16.23%
Hotel net income (loss)	$(1,650)	$—	$(1,650)	$(3,554)	$—	$(3,554)	53.57%	53.57%
Hotel net income (loss) margin	(11.24)%		(11.24)%	(28.14)%		(28.14)%	16.90%	16.90%
Hotel EBITDA	$348	$—	$348	$(50)	$—	$(50)	796.00%	796.00%
Hotel EBITDA margin	2.37%		2.37%	(0.40)%		(0.40)%	2.77%	2.77%
Selected Operating Information:
RevPAR	$895.75	$—	$895.75	$744.23	$—	$744.23	20.36%	20.36%
Occupancy	57.05%	—%	57.05%	49.60%	—%	49.60%	15.02%	15.02%
ADR	$1,569.98	$—	$1,569.98	$1,500.45	$—	$1,500.45	4.63%	4.63%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$4,336	$—	$4,336	$3,472	$—	$3,472	24.88%	24.88%
Total hotel revenue	$9,397	$—	$9,397	$7,917	$—	$7,917	18.69%	18.69%
Hotel net income (loss)	$(5,622)	$—	$(5,622)	$(6,974)	$—	$(6,974)	19.39%	19.39%
Hotel net income (loss) margin	(59.83)%		(59.83)%	(88.09)%		(88.09)%	28.26%	28.26%
Hotel EBITDA	$956	$—	$956	$(958)	$—	$(958)	199.79%	199.79%
Hotel EBITDA margin	10.17%		10.17%	(12.10)%		(12.10)%	22.27%	22.27%
Selected Operating Information:
RevPAR	$224.43	$—	$224.43	$179.67	$—	$179.67	24.91%	24.91%
Occupancy	42.57%	—%	42.57%	34.75%	—%	34.75%	22.50%	22.50%
ADR	$527.18	$—	$527.18	$517.08	$—	$517.08	1.95%	1.95%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$47,599	$—	$47,599	$46,490	$(1,374)	$45,116	2.39%	5.50%
Total hotel revenue	$91,825	$—	$91,825	$87,995	$(2,049)	$85,946	4.35%	6.84%
Hotel net income (loss)	$(7,362)	$(1,190)	$(8,552)	$72,475	$(88,360)	$(15,885)	(110.16)%	46.16%
Hotel net income (loss) margin	(8.02)%		(9.31)%	82.36%		(18.48)%	(90.38)%	9.17%
Hotel EBITDA	$14,437	$(1,386)	$13,051	$8,676	$(397)	$8,279	66.40%	57.64%
Hotel EBITDA margin	15.72%		14.21%	9.86%		9.63%	5.86%	4.58%
Selected Operating Information:
RevPAR	$360.55	$—	$360.55	$336.09	$218.00	$341.73	7.28%	5.51%
Occupancy	55.34%	—%	55.34%	55.62%	84.31%	54.25%	(0.50)%	2.01%
ADR	$651.46	$—	$651.46	$604.30	$258.56	$629.96	7.80%	3.41%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$39,356	$(4,982)	$34,374	$46,987	$(11,224)	$35,763	(16.24)%	(3.88)%
Total hotel revenue	$52,760	$(6,133)	$46,627	$61,260	$(13,883)	$47,377	(13.88)%	(1.58)%
Hotel net income (loss)	$41,127	$(43,113)	$(1,986)	$5,357	$(3,430)	$1,927	667.72%	(203.06)%
Hotel net income (loss) margin	77.95%		(4.26)%	8.74%		4.07%	69.21%	(8.33)%
Hotel EBITDA	$11,125	$(2,759)	$8,366	$16,374	$(6,043)	$10,331	(32.06)%	(19.02)%
Hotel EBITDA margin	21.09%		17.94%	26.73%		21.81%	(5.64)%	(3.87)%
Selected Operating Information:
RevPAR	$196.76	$365.41	$184.42	$213.24	$330.61	$191.87	(7.73)%	(3.88)%
Occupancy	71.78%	88.50%	70.55%	76.59%	85.80%	74.91%	(6.28)%	(5.82)%
ADR	$274.13	$412.89	$261.40	$278.43	$385.31	$256.13	(1.54)%	2.06%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$86,955	$(4,982)	$81,973	$93,477	$(12,598)	$80,879	(6.98)%	1.35%
Total hotel revenue	$144,585	$(6,133)	$138,452	$149,255	$(15,932)	$133,323	(3.13)%	3.85%
Hotel net income (loss)	$33,765	$(44,303)	$(10,538)	$77,832	$(91,790)	$(13,958)	(56.62)%	24.50%
Hotel net income (loss) margin	23.35%		(7.61)%	52.15%		(10.47)%	(28.80)%	2.86%
Hotel EBITDA	$25,562	$(4,145)	$21,417	$25,050	$(6,440)	$18,610	2.04%	15.08%
Hotel EBITDA margin	17.68%		15.47%	16.78%		13.96%	0.90%	1.51%
Selected Operating Information:
RevPAR	$261.88	$(365.41)	$257.45	$260.62	$(312.97)	$254.00	0.48%	1.36%
Occupancy	65.24%	(88.50)%	64.25%	68.50%	(85.57)%	66.34%	(4.76)%	(3.15)%
ADR	$401.39	$(412.89)	$400.72	$380.47	$(365.75)	$382.87	5.50%	4.66%
NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at September 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$32,255	$—	$32,255	$32,355	$—	$32,355	(0.31)%	(0.31)%
Total hotel revenue	$49,814	$—	$49,814	$49,679	$—	$49,679	0.27%	0.27%
Hotel net income (loss)	$(2,832)	$—	$(2,832)	$4,291	$—	$4,291	(166.00)%	(166.00)%
Hotel net income (loss) margin	(5.69)%		(5.69)%	8.64%		8.64%	(14.33)%	(14.33)%
Hotel EBITDA	$13,630	$—	$13,630	$15,147	$—	$15,147	(10.02)%	(10.02)%
Hotel EBITDA margin	27.36%		27.36%	30.49%		30.49%	(3.13)%	(3.13)%
Selected Operating Information:
RevPAR	$211.36	$—	$211.36	$211.44	$—	$211.44	(0.04)%	(0.04)%
Occupancy	76.21%	—%	76.21%	80.45%	—%	80.45%	(5.27)%	(5.27)%
ADR	$277.33	$—	$277.33	$262.81	$—	$262.81	5.52%	5.52%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$—	$—	$—	$15,501	$(15,501)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$27,901	$(27,901)	$—	(100.00)%	—%
Hotel net income (loss)	$1,076	$(1,076)	$—	$95,020	$(95,020)	$—	(98.87)%	—%
Hotel net income (loss) margin	—%		—%	340.56%		—%	(340.56)%	—%
Hotel EBITDA	$1,316	$(1,316)	$—	$9,155	$(9,155)	$—	(85.63)%	—%
Hotel EBITDA margin	—%		—%	32.81%		—%	(32.81)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$198.71	$198.71	$—	(100.00)%	—%
Occupancy	—%	—%	—%	79.05%	79.05%	—%	(100.00)%	—%
ADR	$—	$—	$—	$251.37	$251.37	$—	(100.00)%	—%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$20,587	$—	$20,587	$20,758	$—	$20,758	(0.82)%	(0.82)%
Total hotel revenue	$27,525	$—	$27,525	$27,746	$—	$27,746	(0.80)%	(0.80)%
Hotel net income (loss)	$1,727	$—	$1,727	$1,965	$—	$1,965	(12.11)%	(12.11)%
Hotel net income (loss) margin	6.27%		6.27%	7.08%		7.08%	(0.81)%	(0.81)%
Hotel EBITDA	$5,214	$—	$5,214	$5,386	$—	$5,386	(3.19)%	(3.19)%
Hotel EBITDA margin	18.94%		18.94%	19.41%		19.41%	(0.47)%	(0.47)%
Selected Operating Information:
RevPAR	$181.71	$—	$181.71	$182.55	$—	$182.55	(0.46)%	(0.46)%
Occupancy	69.30%	—%	69.30%	71.69%	—%	71.69%	(3.33)%	(3.33)%
ADR	$262.22	$—	$262.22	$254.65	$—	$254.65	2.97%	2.97%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$11,411	$—	$11,411	$11,201	$—	$11,201	1.87%	1.87%
Total hotel revenue	$15,644	$—	$15,644	$15,148	$—	$15,148	3.27%	3.27%
Hotel net income (loss)	$898	$—	$898	$832	$—	$832	7.93%	7.93%
Hotel net income (loss) margin	5.74%		5.74%	5.49%		5.49%	0.25%	0.25%
Hotel EBITDA	$3,567	$—	$3,567	$3,254	$—	$3,254	9.62%	9.62%
Hotel EBITDA margin	22.80%		22.80%	21.48%		21.48%	1.32%	1.32%
Selected Operating Information:
RevPAR	$643.04	$—	$643.04	$628.94	$—	$628.94	2.24%	2.24%
Occupancy	66.64%	—%	66.64%	62.71%	—%	62.71%	6.27%	6.27%
ADR	$964.97	$—	$964.97	$1,002.90	$—	$1,002.90	(3.78)%	(3.78)%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$17,254	$—	$17,254	$17,148	$—	$17,148	0.62%	0.62%
Total hotel revenue	$22,835	$—	$22,835	$22,159	$—	$22,159	3.05%	3.05%
Hotel net income (loss)	$9,183	$—	$9,183	$3,882	$—	$3,882	136.55%	136.55%
Hotel net income (loss) margin	40.21%		40.21%	17.52%		17.52%	22.69%	22.69%
Hotel EBITDA	$10,542	$—	$10,542	$10,025	$—	$10,025	5.16%	5.16%
Hotel EBITDA margin	46.17%		46.17%	45.24%		45.24%	0.93%	0.93%
Selected Operating Information:
RevPAR	$445.08	$—	$445.08	$440.72	$—	$440.72	0.99%	0.99%
Occupancy	73.51%	—%	73.51%	71.05%	—%	71.05%	3.46%	3.46%
ADR	$605.48	$—	$605.48	$620.30	$—	$620.30	(2.39)%	(2.39)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$7,577	$—	$7,577	$8,484	$—	$8,484	(10.69)%	(10.69)%
Total hotel revenue	$10,098	$—	$10,098	$11,039	$—	$11,039	(8.52)%	(8.52)%
Hotel net income (loss)	$258	$—	$258	$1,533	$—	$1,533	(83.17)%	(83.17)%
Hotel net income (loss) margin	2.55%		2.55%	13.89%		13.89%	(11.34)%	(11.34)%
Hotel EBITDA	$2,092	$—	$2,092	$2,851	$—	$2,851	(26.62)%	(26.62)%
Hotel EBITDA margin	20.72%		20.72%	25.83%		25.83%	(5.11)%	(5.11)%
Selected Operating Information:
RevPAR	$346.91	$—	$346.91	$387.07	$—	$387.07	(10.38)%	(10.38)%
Occupancy	54.78%	—%	54.78%	61.62%	—%	61.62%	(11.10)%	(11.10)%
ADR	$633.34	$—	$633.34	$628.15	$—	$628.15	0.83%	0.83%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$18,210	$—	$18,210	$18,684	$—	$18,684	(2.54)%	(2.54)%
Total hotel revenue	$36,356	$—	$36,356	$37,591	$—	$37,591	(3.29)%	(3.29)%
Hotel net income (loss)	$1,251	$—	$1,251	$2,459	$—	$2,459	(49.13)%	(49.13)%
Hotel net income (loss) margin	3.44%		3.44%	6.54%		6.54%	(3.10)%	(3.10)%
Hotel EBITDA	$10,117	$—	$10,117	$10,530	$—	$10,530	(3.92)%	(3.92)%
Hotel EBITDA margin	27.83%		27.83%	28.01%		28.01%	(0.18)%	(0.18)%
Selected Operating Information:
RevPAR	$345.60	$—	$345.60	$353.32	$—	$353.32	(2.18)%	(2.18)%
Occupancy	50.80%	—%	50.80%	58.38%	—%	58.38%	(12.98)%	(12.98)%
ADR	$680.27	$—	$680.27	$605.25	$—	$605.25	12.39%	12.39%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$20,085	$—	$20,085	$20,472	$—	$20,472	(1.89)%	(1.89)%
Total hotel revenue	$26,747	$—	$26,747	$25,913	$—	$25,913	3.22%	3.22%
Hotel net income (loss)	$4,109	$—	$4,109	$3,270	$—	$3,270	25.66%	25.66%
Hotel net income (loss) margin	15.36%		15.36%	12.62%		12.62%	2.74%	2.74%
Hotel EBITDA	$8,093	$—	$8,093	$7,924	$—	$7,924	2.13%	2.13%
Hotel EBITDA margin	30.26%		30.26%	30.58%		30.58%	(0.32)%	(0.32)%
Selected Operating Information:
RevPAR	$147.44	$—	$147.44	$149.73	$—	$149.73	(1.53)%	(1.53)%
Occupancy	65.12%	—%	65.12%	66.16%	—%	66.16%	(1.57)%	(1.57)%
ADR	$226.42	$—	$226.42	$226.31	$—	$226.31	0.05%	0.05%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$27,536	$—	$27,536	$23,816	$—	$23,816	15.62%	15.62%
Total hotel revenue	$32,524	$—	$32,524	$29,030	$—	$29,030	12.04%	12.04%
Hotel net income (loss)	$3,315	$—	$3,315	$(1,190)	$—	$(1,190)	378.57%	378.57%
Hotel net income (loss) margin	10.19%		10.19%	(4.10)%		(4.10)%	14.29%	14.29%
Hotel EBITDA	$7,681	$—	$7,681	$5,394	$—	$5,394	42.40%	42.40%
Hotel EBITDA margin	23.62%		23.62%	18.58%		18.58%	5.04%	5.04%
Selected Operating Information:
RevPAR	$246.01	$—	$246.01	$212.00	$—	$212.00	16.04%	16.04%
Occupancy	72.43%	—%	72.43%	69.36%	—%	69.36%	4.43%	4.43%
ADR	$339.67	$—	$339.67	$305.64	$—	$305.64	11.13%	11.13%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$28,064	$—	$28,064	$29,668	$—	$29,668	(5.41)%	(5.41)%
Total hotel revenue	$70,323	$—	$70,323	$67,867	$—	$67,867	3.62%	3.62%
Hotel net income (loss)	$12,112	$—	$12,112	$12,695	$—	$12,695	(4.59)%	(4.59)%
Hotel net income (loss) margin	17.22%		17.22%	18.71%		18.71%	(1.49)%	(1.49)%
Hotel EBITDA	$18,987	$—	$18,987	$17,785	$—	$17,785	6.76%	6.76%
Hotel EBITDA margin	27.00%		27.00%	26.21%		26.21%	0.79%	0.79%
Selected Operating Information:
RevPAR	$372.46	$—	$372.46	$392.30	$—	$392.30	(5.06)%	(5.06)%
Occupancy	67.14%	—%	67.14%	66.20%	—%	66.20%	1.42%	1.42%
ADR	$554.77	$—	$554.77	$592.61	$—	$592.61	(6.39)%	(6.39)%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$24,331	$—	$24,331	$21,657	$—	$21,657	12.35%	12.35%
Total hotel revenue	$46,325	$—	$46,325	$37,837	$—	$37,837	22.43%	22.43%
Hotel net income (loss)	$(1,811)	$—	$(1,811)	$(6,767)	$—	$(6,767)	73.24%	73.24%
Hotel net income (loss) margin	(3.91)%		(3.91)%	(17.88)%		(17.88)%	13.97%	13.97%
Hotel EBITDA	$9,297	$—	$9,297	$3,737	$—	$3,737	148.78%	148.78%
Hotel EBITDA margin	20.07%		20.07%	9.88%		9.88%	10.19%	10.19%
Selected Operating Information:
RevPAR	$487.01	$—	$487.01	$431.91	$—	$431.91	12.76%	12.76%
Occupancy	57.62%	—%	57.62%	52.62%	—%	52.62%	9.50%	9.50%
ADR	$845.16	$—	$845.16	$820.74	$—	$820.74	2.98%	2.98%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$18,443	$(18,443)	$—	$24,469	$(24,469)	$—	(24.63)%	—%
Total hotel revenue	$23,768	$(23,768)	$—	$30,553	$(30,553)	$—	(22.21)%	—%
Hotel net income (loss)	$45,787	$(45,787)	$—	$5,587	$(5,587)	$—	719.53%	—%
Hotel net income (loss) margin	192.64%		—%	18.29%		—%	174.35%	—%
Hotel EBITDA	$8,873	$(8,873)	$—	$11,675	$(11,675)	$—	(24.00)%	—%
Hotel EBITDA margin	37.33%		—%	38.21%		—%	(0.88)%	—%
Selected Operating Information:
RevPAR	$229.32	$229.32	$—	$242.01	$242.01	$—	(5.24)%	—%
Occupancy	74.90%	74.90%	—%	75.21%	75.21%	—%	(0.41)%	—%
ADR	$306.18	$306.18	$—	$321.80	$321.80	$—	(4.85)%	—%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$32,632	$—	$32,632	$35,385	$—	$35,385	(7.78)%	(7.78)%
Total hotel revenue	$52,103	$—	$52,103	$58,038	$—	$58,038	(10.23)%	(10.23)%
Hotel net income (loss)	$9,283	$—	$9,283	$7,677	$—	$7,677	20.92%	20.92%
Hotel net income (loss) margin	17.82%		17.82%	13.23%		13.23%	4.59%	4.59%
Hotel EBITDA	$13,004	$—	$13,004	$17,034	$—	$17,034	(23.66)%	(23.66)%
Hotel EBITDA margin	24.96%		24.96%	29.35%		29.35%	(4.39)%	(4.39)%
Selected Operating Information:
RevPAR	$664.06	$—	$664.06	$717.46	$—	$717.46	(7.44)%	(7.44)%
Occupancy	61.82%	—%	61.82%	67.66%	—%	67.66%	(8.63)%	(8.63)%
ADR	$1,074.24	$—	$1,074.24	$1,060.35	$—	$1,060.35	1.31%	1.31%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$6,660	$—	$6,660	$7,396	$—	$7,396	(9.95)%	(9.95)%
Total hotel revenue	$8,795	$—	$8,795	$10,011	$—	$10,011	(12.15)%	(12.15)%
Hotel net income (loss)	$(4,789)	$—	$(4,789)	$(4,084)	$—	$(4,084)	(17.26)%	(17.26)%
Hotel net income (loss) margin	(54.45)%		(54.45)%	(40.80)%		(40.80)%	(13.65)%	(13.65)%
Hotel EBITDA	$(1,812)	$—	$(1,812)	$(1,012)	$—	$(1,012)	(79.05)%	(79.05)%
Hotel EBITDA margin	(20.60)%		(20.60)%	(10.11)%		(10.11)%	(10.49)%	(10.49)%
Selected Operating Information:
RevPAR	$170.62	$—	$170.62	$188.76	$—	$188.76	(9.61)%	(9.61)%
Occupancy	62.85%	—%	62.85%	68.51%	—%	68.51%	(8.26)%	(8.26)%
ADR	$271.49	$—	$271.49	$275.50	$—	$275.50	(1.46)%	(1.46)%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$43,668	$—	$43,668	$38,705	$—	$38,705	12.82%	12.82%
Total hotel revenue	$65,516	$—	$65,516	$58,645	$—	$58,645	11.72%	11.72%
Hotel net income (loss)	$7,028	$—	$7,028	$3,679	$—	$3,679	91.03%	91.03%
Hotel net income (loss) margin	10.73%		10.73%	6.27%		6.27%	4.46%	4.46%
Hotel EBITDA	$15,438	$—	$15,438	$13,129	$—	$13,129	17.59%	17.59%
Hotel EBITDA margin	23.56%		23.56%	22.39		22.39%	1.17%	1.17%
Selected Operating Information:
RevPAR	$1,509.07	$—	$1,509.07	$1,332.62	$—	$1,332.62	13.24%	13.24%
Occupancy	63.43%	—%	63.43%	56.26%	—%	56.26%	12.74%	12.74%
ADR	$2,379.28	$—	$2,379.28	$2,368.56	$—	$2,368.56	0.45%	0.45%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$28,382	$—	$28,382	$26,320	$—	$26,320	7.83%	7.83%
Total hotel revenue	$54,562	$—	$54,562	$49,843	$—	$49,843	9.47%	9.47%
Hotel net income (loss)	$(19)	$—	$(19)	$(2,747)	$—	$(2,747)	99.31%	99.31%
Hotel net income (loss) margin	(0.03)%		(0.03)%	(5.51)%		(5.51)%	5.48%	5.48%
Hotel EBITDA	$18,057	$—	$18,057	$15,093	$—	$15,093	19.64%	19.64%
Hotel EBITDA margin	33.09%		33.09%	30.28		30.28%	2.81%	2.81%
Selected Operating Information:
RevPAR	$495.06	$—	$495.06	$457.41	$—	$457.41	8.23%	8.23%
Occupancy	57.78%	—%	57.78%	52.01%	—%	52.01%	11.09%	11.09%
ADR	$856.84	$—	$856.84	$879.49	$—	$879.49	(2.58)%	(2.58)%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$211,529	$—	$211,529	$222,753	$(15,501)	$207,252	(5.04)%	2.06%
Total hotel revenue	$373,762	$—	$373,762	$386,068	$(27,901)	$358,167	(3.19)%	4.35%
Hotel net income (loss)	$39,260	$(1,077)	$38,184	$118,262	$(95,020)	$23,242	(66.80)%	64.29%
Hotel net income (loss) margin	10.50%		10.22%	30.63%		6.49%	(20.13)%	3.73%
Hotel EBITDA	$102,417	$(1,316)	$101,101	$102,593	$(9,155)	$93,438	(0.17)%	8.20%
Hotel EBITDA margin	27.40%		27.05%	26.57%		26.09%	0.83%	0.96%
Selected Operating Information:
RevPAR	$539.95	$—	$539.95	$472.73	$198.71	$527.10	14.22%	2.44%
Occupancy	61.33%	—%	61.33%	63.87%	79.05%	60.86%	(3.98)%	0.77%
ADR	$880.34	$—	$880.34	$740.18	$251.37	$866.15	18.94%	1.64%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$125,566	$(18,443)	$107,123	$129,266	$(24,469)	$104,797	(2.86)%	2.22%
Total hotel revenue	$169,173	$(23,768)	$145,405	$172,932	$(30,553)	$142,379	(2.17)%	2.13%
Hotel net income (loss)	$47,317	$(45,787)	$1,530	$9,840	$(5,587)	$4,253	380.86%	(64.03)%
Hotel net income (loss) margin	27.97%		1.05%	5.69%		2.99%	22.28%	(1.94)%
Hotel EBITDA	$41,679	$(8,873)	$32,806	$44,514	$(11,675)	$32,839	(6.37)%	(0.10)%
Hotel EBITDA margin	24.64%		22.56%	25.74%		23.06%	(1.10)%	(0.50)%
Selected Operating Information:
RevPAR	$198.20	$229.32	$193.68	$197.02	$242.01	$188.83	0.60%	2.57%
Occupancy	70.93%	74.90%	70.35%	72.54%	75.21%	72.05%	(2.22)%	(2.36)%
ADR	$279.43	$306.18	$275.29	$271.63	$321.80	$262.09	2.87%	5.04%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$337,095	$(18,443)	$318,652	$352,019	$(39,970)	$312,049	(4.24)%	2.12%
Total hotel revenue	$542,935	$(23,768)	$519,167	$559,000	$(58,454)	$500,546	(2.87)%	3.72%
Hotel net income (loss)	$86,576	$(46,863)	$39,713	$128,102	$(100,607)	$27,495	(32.42)%	44.44%
Hotel net income (loss) margin	15.95%		7.65%	22.92%		5.49%	(6.97)%	2.16%
Hotel EBITDA	$144,096	$(10,189)	$133,907	$147,107	$(20,830)	$126,277	(2.05)%	6.04%
Hotel EBITDA margin	26.54%		25.79%	26.32%		25.23%	0.22%	0.56%
Selected Operating Information:
RevPAR	$328.78	$(229.32)	$337.25	$312.27	$(223.15)	$329.11	5.29%	2.47%
Occupancy	67.26%	(74.90)%	66.61%	68.91%	(76.88)%	67.41%	(2.39)%	(1.19)%
ADR	$488.80	$(306.18)	$506.27	$453.14	$(290.26)	$488.24	7.87%	3.69%
NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at September 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$42,065	$—	$42,065
Total hotel revenue	$65,269	$—	$65,269
Hotel net income	$(12,146)	$—	$(12,146)
Hotel net income margin	(18.61)%		(18.61)%
Hotel EBITDA	$17,440	$—	$17,440
Hotel EBITDA margin	26.72%		26.72%
Selected Operating Information:
RevPAR	$206.16	$—	$206.16
Occupancy	75.46%	—%	75.46%
ADR	$273.20	$—	$273.20

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$—	$—	$—
Total hotel revenue	$—	$—	$—
Hotel net income	$962	$(962)	$—
Hotel net income margin			—%
Hotel EBITDA	$1,265	$(1,265)	$—
Hotel EBITDA margin			—%
Selected Operating Information:
RevPAR	$—	$—	$—
Occupancy	—%	—%	—%
ADR	$—	$—	$—

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$27,777	$—	$27,777
Total hotel revenue	$37,347	$—	$37,347
Hotel net income	$940	$—	$940
Hotel net income margin	2.52%		2.52%
Hotel EBITDA	$5,570	$—	$5,570
Hotel EBITDA margin	14.91%		14.91%
Selected Operating Information:
RevPAR	$183.38	$—	$183.38
Occupancy	70.75%	—%	70.75%
ADR	$259.19	$—	$259.19

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$14,948	$—	$14,948
Total hotel revenue	$20,637	$—	$20,637
Hotel net income	$942	$—	$942
Hotel net income margin	4.56%		4.56%
Hotel EBITDA	$4,749	$—	$4,749
Hotel EBITDA margin	23.01%		23.01%
Selected Operating Information:
RevPAR	$630.04	$—	$630.04
Occupancy	63.89%	—%	63.89%
ADR	$986.13	$—	$986.13

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$23,151	$—	$23,151
Total hotel revenue	$30,556	$—	$30,556
Hotel net income	$12,204	$—	$12,204
Hotel net income margin	39.94%		39.94%
Hotel EBITDA	$14,121	$—	$14,121
Hotel EBITDA margin	46.21%		46.21%
Selected Operating Information:
RevPAR	$446.68	$—	$446.68
Occupancy	73.20%	—%	73.20%
ADR	$610.21	$—	$610.21

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$10,439	$—	$10,439
Total hotel revenue	$13,769	$—	$13,769
Hotel net income	$600	$—	$600
Hotel net income margin	4.36%		4.36%
Hotel EBITDA	$3,195	$—	$3,195
Hotel EBITDA margin	23.20%		23.20%
Selected Operating Information:
RevPAR	$357.50	$—	$357.50
Occupancy	54.63%	—%	54.63%
ADR	$654.36	$—	$654.36

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$23,592	$—	$23,592
Total hotel revenue	$46,672	$—	$46,672
Hotel net income	$(8)	$—	$(8)
Hotel net income margin	(0.02)%		(0.02)%
Hotel EBITDA	$11,679	$—	$11,679
Hotel EBITDA margin	25.02%		25.02%
Selected Operating Information:
RevPAR	$334.91	$—	$334.91
Occupancy	50.84%	—%	50.84%
ADR	$658.73	$—	$658.73

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$28,255	$—	$28,255
Total hotel revenue	$37,290	$—	$37,290
Hotel net income	$6,848	$—	$6,848
Hotel net income margin	18.36%		18.36%
Hotel EBITDA	$12,118	$—	$12,118
Hotel EBITDA margin	32.50%		32.50%
Selected Operating Information:
RevPAR	$155.13	$—	$155.13
Occupancy	66.22%	—%	66.22%
ADR	$234.28	$—	$234.28

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
THE CLANCY
Selected Financial Information:
Rooms revenue	$33,741	$—	$33,741
Total hotel revenue	$39,883	$—	$39,883
Hotel net income	$1,898	$—	$1,898
Hotel net income margin	4.76%		4.76%
Hotel EBITDA	$8,020	$—	$8,020
Hotel EBITDA margin	20.11%		20.11%
Selected Operating Information:
RevPAR	$225.46	$—	$225.46
Occupancy	68.57%	—%	68.57%
ADR	$328.80	$—	$328.80

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$35,003	$—	$35,003
Total hotel revenue	$89,219	$—	$89,219
Hotel net income	$13,145	$—	$13,145
Hotel net income margin	14.73%		14.73%
Hotel EBITDA	$23,126	$—	$23,126
Hotel EBITDA margin	25.92%		25.92%
Selected Operating Information:
RevPAR	$347.46	$—	$347.46
Occupancy	63.15%	—%	63.15%
ADR	$550.23	$—	$550.23

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$31,706	$—	$31,706
Total hotel revenue	$59,232	$—	$59,232
Hotel net income	$(4,129)	$—	$(4,129)
Hotel net income margin	(6.97)%		(6.97)%
Hotel EBITDA	$10,647	$—	$10,647
Hotel EBITDA margin	17.98%		17.98%
Selected Operating Information:
RevPAR	$474.68	$—	$474.68
Occupancy	55.90%	—%	55.90%
ADR	$849.13	$—	$849.13

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$24,291	$(24,291)	$—
Total hotel revenue	$31,990	$(31,990)	$—
Hotel net income	$46,372	$(46,372)	$—
Hotel net income margin	144.96%		—%
Hotel EBITDA	$11,194	$(11,194)	$—
Hotel EBITDA margin	34.99%		—%
Selected Operating Information:
RevPAR	$212.39	$212.39	$—
Occupancy	72.34%	72.34%	—%
ADR	$293.61	$293.61	$—

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$42,290	$—	$42,290
Total hotel revenue	$68,441	$—	$68,441
Hotel net income	$10,918	$—	$10,918
Hotel net income margin	15.95%		15.95%
Hotel EBITDA	$16,590	$—	$16,590
Hotel EBITDA margin	24.24%		24.24%
Selected Operating Information:
RevPAR	$643.66	$—	$643.66
Occupancy	59.41%	—%	59.41%
ADR	$1,083.49	$—	$1,083.49

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$8,878	$—	$8,878
Total hotel revenue	$11,924	$—	$11,924
Hotel net income	$(6,482)	$—	$(6,482)
Hotel net income margin	(54.36)%		(54.36)%
Hotel EBITDA	$(2,285)	$—	$(2,285)
Hotel EBITDA margin	(19.16)%		(19.16)%
Selected Operating Information:
RevPAR	$170.10	$—	$170.10
Occupancy	62.71%	—%	62.71%
ADR	$271.24	$—	$271.24

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$59,642	$—	$59,642
Total hotel revenue	$89,092	$—	$89,092
Hotel net income	$9,111	$—	$9,111
Hotel net income margin	10.23%		10.23%
Hotel EBITDA	$21,447	$—	$21,447
Hotel EBITDA margin	24.07%		24.07%
Selected Operating Information:
RevPAR	$1,541.55	$—	$1,541.55
Occupancy	62.90%	—%	62.90%
ADR	$2,450.70	$—	$2,450.70

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$38,766	$—	$38,766
Total hotel revenue	$76,833	$—	$76,833
Hotel net income (loss)	$2,275	$—	$2,275
Hotel net income (loss) margin	2.96%		2.96%
Hotel EBITDA	$26,250	$—	$26,250
Hotel EBITDA margin	34.17%		34.17%
Selected Operating Information:
RevPAR	$505.76	$—	$505.76
Occupancy	58.08%	—%	58.08%
ADR	$870.76	$—	$870.76

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$279,537	$—	$279,537
Total hotel revenue	$494,451	$—	$494,451
Hotel net income	$46,020	$(962)	$45,058
Hotel net income margin	9.31%		9.11%
Hotel EBITDA	$133,069	$(1,265)	$131,804
Hotel EBITDA margin	26.91%		26.66%
Selected Operating Information:
RevPAR	$533.70	$—	$533.70
Occupancy	59.89%	—%	59.89%
ADR	$891.07	$—	$891.07

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$165,007	$(24,291)	$140,716
Total hotel revenue	$223,703	$(31,990)	$191,713
Hotel net income	$37,430	$(46,372)	$(8,942)
Hotel net income margin	16.73%		(4.66)%
Hotel EBITDA	$52,057	$(11,194)	$40,863
Hotel EBITDA margin	23.27%		21.31%
Selected Operating Information:
RevPAR	$190.29	$—	$190.29
Occupancy	69.92%	—%	69.92%
ADR	$272.13	$—	$272.13

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$444,544	$(24,291)	$420,253
Total hotel revenue	$718,154	$(31,990)	$686,164
Hotel net income	$83,450	$(47,334)	$36,116
Hotel net income margin	11.62%		5.26%
Hotel EBITDA	$185,126	$(12,459)	$172,667
Hotel EBITDA margin	25.78%		25.16%
Selected Operating Information:
RevPAR	$351.90	$—	$332.67
Occupancy	65.77%	—%	65.77%
ADR	$535.08	$—	$505.84
NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at September 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025	2025	2025	2025	2025	2025	2025	2024	2024	2024
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter
Total hotel revenue	$144,585	$(6,133)	$138,452	$179,943	$(11,339)	$168,604	$218,409	$(6,296)	$212,113	$175,217	$(8,222)	$166,995
Hotel net income (loss)	$33,765	$(44,303)	$(10,538)	$16,054	$(3,020)	$13,034	$36,757	$460	$37,217	$(3,126)	$(471)	$(3,597)
Hotel net income (loss) margin	23.35%		(7.61)%	8.92%		7.73%	16.83%		17.55%	(1.78)%		(2.15)%
Hotel EBITDA	$25,562	$(4,145)	$21,417	$47,793	$(4,729)	$43,064	$70,741	$(1,315)	$69,426	$41,030	$(2,270)	$38,760
Hotel EBITDA margin	17.68%		15.47%	26.56%		25.54%	32.39%		32.73%	23.42%		23.21%

Hotel net income (loss) % of total TTM	40.5%		(29.2)%	19.2%		36.1%	44.0%		103.1%	(3.7)%		(10.0)%
EBITDA % of total TTM	13.8%		12.4%	25.8%		24.9%	38.2%		40.3%	22.2%		22.4%

JV interests in Hotel net income (loss)	$(452)	$(297)	$(749)	$100	$4	$104	$(88)	$25	$(63)	$(2,357)	$29	$(2,328)
JV interests in EBITDA	$937	$(346)	$591	$1,516	$3	$1,519	$1,284	$14	$1,298	$940	$13	$953

	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
	TTM	TTM	TTM
Total hotel revenue	$718,154	$(31,990)	$686,164
Hotel net income (loss)	$83,450	$(47,334)	$36,116
Hotel net income (loss) margin	11.62%		5.26%
Hotel EBITDA	$185,126	$(12,459)	$172,667
Hotel EBITDA margin	25.78%		25.16%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$(2,797)	$(239)	$(3,036)
JV interests in EBITDA	$4,677	$(316)	$4,361
NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at September 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
September 30, 2025
(in thousands, except share price)
(unaudited)

September 30, 2025
Common stock shares outstanding	68,219
Partnership units outstanding (common stock equivalents)	5,415
Combined common stock shares and partnership units outstanding	73,634
Common stock price	$2.73
Market capitalization	$201,021
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$317,442
Series M redeemable preferred stock	$35,114
Indebtedness	$1,172,393
Joint venture partner's share of consolidated indebtedness	$(27,650)
Net working capital (see below)	$(94,381)
Total enterprise value (TEV)	$1,720,889

Cash and cash equivalents	$113,757
Restricted cash	$47,133
Accounts receivable, net	$32,133
Investment in securities	$17,277
Prepaid expenses	$22,251
Due from third-party hotel managers, net	$21,354
Total current assets	$253,905

Accounts payable, net & accrued expenses	$148,046
Dividends and distributions payable	$8,553
Due to affiliates, net	$2,925
Total current liabilities	$159,524

Net working capital*	$94,381
* Includes the Company's pro rata share of net working capital in Hilton joint venture.
The table does not include $5.4 million of indebtedness and approximately $1 million in cash related to the consolidation of a joint venture.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2025
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Estimated
Cameo Beverly Hills	143			x	x
Hotel Yountville	80	x	x	x	x
Park Hyatt Beaver Creek	193		x	x	x
Total		1	2	3	3
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2025 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2025	2025	2025	2024	September 30, 2025
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$33,765	$16,054	$36,757	$(3,126)	$83,450
Non-property adjustments	(40,584)	(23)	869	188	(39,550)
Interest income	(400)	(381)	(348)	(352)	(1,481)
Interest expense	7,693	7,381	8,385	17,229	40,688
Amortization of loan costs	529	461	588	559	2,137
Depreciation and amortization	23,164	23,360	23,395	23,541	93,460
Income tax expense (benefit)	(1)	(210)	526	440	755
Non-hotel EBITDA ownership expense	1,396	1,151	569	2,551	5,667
Hotel EBITDA including amounts attributable to noncontrolling interest	25,562	47,793	70,741	41,030	185,126
Non-comparable adjustments	(4,145)	(4,729)	(1,315)	(2,270)	(12,459)
Comparable hotel EBITDA	$21,417	$43,064	$69,426	$38,760	$172,667

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(2,996)	$1,190	$1,512	$1,167	$1,140	$537	$(1,134)	$896	$853	$(1,211)	$(48)	$43,113	$(1,731)	$(2,251)	$(1,650)	$(5,622)	$33,765	$(29,042)	$4,723
Non-property adjustments	22	73	—	—	—	—	—	—	—	—	—	(41,043)	—	—	—	364	(40,584)	40,584	—
Interest income	(52)	(1)	(24)	—	—	—	—	(34)	(75)	(39)	(3)	(11)	(96)	—	(10)	(55)	(400)	400	—
Interest expense	2,282	—	—	—	—	—	1,295	—	—	135	840	8	—	—	—	3,133	7,693	14,769	22,462
Amortization of loan cost	147	—	—	—	35	—	—	—	—	—	38	—	—	—	—	309	529	2,197	2,726
Depreciation and amortization	2,819	—	1,095	766	401	656	1,859	1,380	1,372	2,308	2,487	672	1,384	1,106	2,069	2,790	23,164	—	23,164
Income tax expense (benefit)	73	—	—	—	—	—	—	5	—	—	—	—	(19)	—	(60)	—	(1)	(647)	(648)
Non-hotel EBITDA ownership expense	68	124	123	125	10	12	22	1	6	480	327	20	4	38	(1)	37	1,396	(1,396)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,363	1,386	2,706	2,058	1,586	1,205	2,042	2,248	2,156	1,673	3,641	2,759	(458)	(1,107)	348	956	25,562	26,865	52,427
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(590)	(347)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(937)	937	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$1,773	$1,039	$2,706	$2,058	$1,586	$1,205	$2,042	$2,248	$2,156	$1,673	$3,641	$2,759	$(458)	$(1,107)	$348	$956	$24,625	$27,802	$52,427
Non-comparable adjustments	—	(1,386)	—	—	—	—	—	—	—	—	—	(2,759)	—	—	—	—	(4,145)
Comparable hotel EBITDA	$2,363	$—	$2,706	$2,058	$1,586	$1,205	$2,042	$2,248	$2,156	$1,673	$3,641	$—	$(458)	$(1,107)	$348	$956	$21,417
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,363	$1,386	$2,706	$2,058	$1,586	$—	$—	$2,248	$2,156	$1,673	$3,641	$2,759	$(458)	$—	$348	$956	$23,422
Non-comparable adjustments	—	(1,386)	—	—	—	—	—	—	—	—	—	(2,759)	—	—	—	—	(4,145)
Comparable hotel EBITDA	$2,363	$—	$2,706	$2,058	$1,586	$—	$—	$2,248	$2,156	$1,673	$3,641	$—	$(458)	$—	$348	$956	$19,277
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$1,386	$—	$2,058	$1,586	$1,205	$2,042	$—	$—	$1,673	$3,641	$—	$(458)	$—	$348	$956	$14,437
Non-comparable adjustments	—	(1,386)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,386)
Comparable hotel EBITDA	$—	$—	$—	$2,058	$1,586	$1,205	$2,042	$—	$—	$1,673	$3,641	$—	$(458)	$—	$348	$956	$13,051
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,363	$—	$2,706	$—	$—	$—	$—	$2,248	$2,156	$—	$—	$2,759	$—	$(1,107)	$—	$—	$11,125
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	(2,759)	—	—	—	—	(2,759)
Comparable hotel EBITDA	$2,363	$—	$2,706	$—	$—	$—	$—	$2,248	$2,156	$—	$—	$—	$—	$(1,107)	$—	$—	$8,366

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended September 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$2,363	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,363
JPMorgan Chase (see footnote 3)	—	—	2,706	—	—	—	—	2,248	2,156	—	—	—	—	—	348	—	7,458
BAML (see foonote 4)	—	—	—	2,058	1,586	1,205	—	—	—	1,673	—	—	(458)	—	—	—	6,064
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	2,042	—	—	—	—	—	—	—	—	—	2,042
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	3,641	—	—	—	—	—	3,641
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	956	956
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,107)	—	—	(1,107)
Total	$2,363	$—	$2,706	$2,058	$1,586	$1,205	$2,042	$2,248	$2,156	$1,673	$3,641	$—	$(458)	$(1,107)	$348	$956	$21,417
NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at September 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.
(5)    Excluded hotels under renovation:
Cameo Beverly Hills, Hotel Yountville, Park Hyatt Beaver Creek

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$418	$(18)	$3,772	$886	$2,921	$733	$(4,702)	$2,803	$1,022	$4,621	$(3,021)	$3,038	$3,115	$(1,161)	$1,460	$167	$16,054	$(22,895)	$(6,841)
Non-property adjustments	(23)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(23)	23	—
Interest income	(37)	(5)	(2)	—	—	—	—	(30)	(71)	(42)	(5)	(30)	(96)	—	(9)	(54)	(381)	381	—
Interest expense	2,257	—	—	—	—	—	1,281	—	—	135	831	20	—	—	—	2,857	7,381	15,293	22,674
Amortization of loan cost	143	—	—	—	34	—	—	—	—	—	31	—	—	—	—	253	461	2,226	2,687
Depreciation and amortization	2,835	—	1,106	734	401	596	1,588	1,339	1,547	2,023	2,562	1,715	1,359	833	2,004	2,718	23,360	—	23,360
Income tax expense (benefit)	(47)	—	—	—	—	—	—	6	—	—	—	—	(231)	—	62	—	(210)	(135)	(345)
Non-hotel EBITDA ownership expense	530	11	37	108	15	—	2	21	3	24	266	(2)	2	105	27	2	1,151	(1,151)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,076	(12)	4,913	1,728	3,371	1,329	(1,831)	4,139	2,501	6,761	664	4,741	4,149	(223)	3,544	5,943	47,793	(6,258)	41,535
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,520)	4	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,516)	1,516	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$4,556	$(8)	$4,913	$1,728	$3,371	$1,329	$(1,831)	$4,139	$2,501	$6,761	$664	$4,741	$4,149	$(223)	$3,544	$5,943	$46,277	$(4,742)	$41,535
Non-comparable adjustments	—	12	—	—	—	—	—	—	—	—	—	(4,741)	—	—	—	—	(4,729)
Comparable hotel EBITDA	$6,076	$—	$4,913	$1,728	$3,371	$1,329	$(1,831)	$4,139	$2,501	$6,761	$664	$—	$4,149	$(223)	$3,544	$5,943	$43,064
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$(12)	$—	$1,728	$3,371	$1,329	$(1,831)	$—	$—	$6,761	$664	$—	$4,149	$—	$3,544	$5,943	$25,646
Non-comparable adjustments	—	12	—	—	—	—	—	—	—	—	—	—	—	—	—	—	12
Comparable hotel EBITDA	$—	$—	$—	$1,728	$3,371	$1,329	$(1,831)	$—	$—	$6,761	$664	$—	$4,149	$—	$3,544	$5,943	$25,658
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,076	$—	$4,913	$—	$—	$—	$—	$4,139	$2,501	$—	$—	$4,741	$—	$(223)	$—	$—	$22,147
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	(4,741)	—	—	—	—	(4,741)
Comparable hotel EBITDA	$6,076	$—	$4,913	$—	$—	$—	$—	$4,139	$2,501	$—	$—	$—	$—	$(223)	$—	$—	$17,406

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended June 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$6,076	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,076
JPMorgan Chase (see footnote 3)	—	—	4,913	—	—	—	—	4,139	2,501	—	—	—	—	—	3,544	—	15,097
BAML (see foonote 4)	—	—	—	1,728	3,371	1,329	—	—	—	6,761	—	—	4,149	—	—	—	17,338
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	(1,831)	—	—	—	—	—	—	—	—	—	(1,831)
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	664	—	—	—	—	—	664
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,943	5,943
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(223)	—	—	(223)
Total	$6,076	$—	$4,913	$1,728	$3,371	$1,329	$(1,831)	$4,139	$2,501	$6,761	$664	$—	$4,149	$(223)	$3,544	$5,943	$43,064
NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at September 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(254)	$(96)	$(3,557)	$(1,155)	$5,122	$(1,012)	$7,087	$410	$1,440	$8,702	$1,258	$(364)	$7,899	$(1,377)	$7,218	$5,436	$36,757	$(26,085)	$10,672
Non-property adjustments	3	—	—	—	—	—	—	—	—	—	—	—	—	—	866	—	869	(869)	—
Interest income	(36)	(4)	(1)	—	—	—	—	(27)	(64)	(28)	(7)	(27)	(96)	—	(8)	(50)	(348)	348	—
Interest expense	2,233	—	—	—	—	—	1,267	—	—	151	856	20	—	—	1,031	2,827	8,385	14,310	22,695
Amortization of loan cost	140	—	—	—	34	—	—	—	—	—	31	—	—	—	135	248	588	1,544	2,132
Depreciation and amortization	3,028	—	1,117	738	407	567	1,516	1,290	1,646	1,978	2,567	1,732	1,388	734	1,994	2,693	23,395	—	23,395
Income tax expense (benefit)	97	—	—	—	—	—	—	5	—	—	—	—	119	—	305	—	526	941	1,467
Non-hotel EBITDA ownership expense	(20)	42	36	198	22	3	36	28	2	(250)	287	12	3	161	5	4	569	(569)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	5,191	(58)	(2,405)	(219)	5,585	(442)	9,906	1,706	3,024	10,553	4,992	1,373	9,313	(482)	11,546	11,158	70,741	(10,380)	60,361
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,298)	14	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,284)	1,284	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$3,893	$(44)	$(2,405)	$(219)	$5,585	$(442)	$9,906	$1,706	$3,024	$10,553	$4,992	$1,373	$9,313	$(482)	$11,546	$11,158	$69,457	$(9,096)	$60,361
Non-comparable adjustments	—	58	—	—	—	—	—	—	—	—	—	(1,373)	—	—	—	—	(1,315)
Comparable hotel EBITDA	$5,191	$—	$(2,405)	$(219)	$5,585	$(442)	$9,906	$1,706	$3,024	$10,553	$4,992	$—	$9,313	$(482)	$11,546	$11,158	$69,426
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$(58)	$—	$(219)	$5,585	$(442)	$9,906	$—	$—	$10,553	$4,992	$—	$9,313	$—	$11,546	$11,158	$62,334
Non-comparable adjustments	—	58	—	—	—	—	—	—	—	—	—	—	—	—	—	—	58
Comparable hotel EBITDA	$—	$—	$—	$(219)	$5,585	$(442)	$9,906	$—	$—	$10,553	$4,992	$—	$9,313	$—	$11,546	$11,158	$62,392
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$5,191	$—	$(2,405)	$—	$—	$—	$—	$1,706	$3,024	$—	$—	$1,373	$—	$(482)	$—	$—	$8,407
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	(1,373)	—	—	—	—	(1,373)
Comparable hotel EBITDA	$5,191	$—	$(2,405)	$—	$—	$—	$—	$1,706	$3,024	$—	$—	$—	$—	$(482)	$—	$—	$7,034

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended March 31, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$5,191	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,191
JPMorgan Chase (see footnote 3)	—	—	(2,405)	—	—	—	—	1,706	3,024	—	—	—	—	—	11,546	—	13,871
BAML (see foonote 4)	—	—	—	(219)	5,585	(442)	—	—	—	10,553	—	—	9,313	—	—	—	24,790
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	9,906	—	—	—	—	—	—	—	—	—	9,906
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	4,992	—	—	—	—	—	4,992
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	11,158	11,158
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(482)	—	—	(482)
Total	$5,191	$—	$(2,405)	$(219)	$5,585	$(442)	$9,906	$1,706	$3,024	$10,553	$4,992	$—	$9,313	$(482)	$11,546	$11,158	$69,426
NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at September 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(9,314)	$(114)	$(787)	$44	$3,021	$342	$(1,259)	$2,739	$(1,417)	$1,033	$(2,318)	$585	$1,635	$(1,694)	$2,083	$2,295	$(3,126)	$(18,641)	$(21,767)
Non-property adjustments	151	45	—	—	—	—	—	—	—	—	—	(8)	—	—	—	—	188	(188)	—
Interest income	(44)	(8)	—	—	—	—	—	(25)	(65)	(12)	(5)	(25)	(105)	—	(8)	(55)	(352)	352	—
Interest expense	10,049	—	—	—	—	—	1,361	—	—	151	1,132	20	—	—	1,496	3,020	17,229	7,362	24,591
Amortization of loan cost	46	—	—	—	33	—	—	—	—	—	40	—	—	—	198	242	559	1,287	1,846
Depreciation and amortization	3,066	—	1,121	675	445	519	1,420	1,346	1,815	1,964	2,254	1,739	1,889	702	1,896	2,690	23,541	—	23,541
Income tax expense (benefit)	(15)	(2)	—	—	—	—	—	(42)	—	—	—	—	162	—	337	—	440	(72)	368
Non-hotel EBITDA ownership expense	(129)	28	22	463	80	242	40	7	6	1,003	247	10	5	519	7	1	2,551	(2,551)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,810	(51)	356	1,182	3,579	1,103	1,562	4,025	339	4,139	1,350	2,321	3,586	(473)	6,009	8,193	41,030	(12,451)	28,579
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(953)	13	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(940)	940	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,394	1,394
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(53)	(53)
Hotel EBITDA attributable to the Company and OP unitholders	$2,857	$(38)	$356	$1,182	$3,579	$1,103	$1,562	$4,025	$339	$4,139	$1,350	$2,321	$3,586	$(473)	$6,009	$8,193	$40,090	$(10,170)	$29,920
Non-comparable adjustments	—	51	—	—	—	—	—	—	—	—	—	(2,321)	—	—	—	—	(2,270)
Comparable hotel EBITDA	$3,810	$—	$356	$1,182	$3,579	$1,103	$1,562	$4,025	$339	$4,139	$1,350	$—	$3,586	$(473)	$6,009	$8,193	$38,760
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$(51)	$—	$1,182	$3,579	$1,103	$1,562	$—	$—	$4,139	$1,350	$—	$3,586	$—	$6,009	$8,193	$30,652
Non-comparable adjustments	—	51	—	—	—	—	—	—	—	—	—	—	—	—	—	—	51
Comparable hotel EBITDA	$—	$—	$—	$1,182	$3,579	$1,103	$1,562	$—	$—	$4,139	$1,350	$—	$3,586	$—	$6,009	$8,193	$30,703
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,810	$—	$356	$—	$—	$—	$—	$4,025	$339	$—	$—	$2,321	$—	$(473)	$—	$—	$10,378
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	(2,321)	—	—	—	—	(2,321)
Comparable hotel EBITDA	$3,810	$—	$356	$—	$—	$—	$—	$4,025	$339	$—	$—	$—	$—	$(473)	$—	$—	$8,057

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended December 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$3,810	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,810
JPMorgan Chase (see footnote 3)	—	—	356	—	—	—	—	4,025	339	—	—	—	—	—	6,009	—	10,729
BAML (see foonote 4)	—	—	—	1,182	3,579	1,103	—	—	—	4,139	—	—	3,586	—	—	—	13,589
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	1,562	—	—	—	—	—	—	—	—	—	1,562
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	1,350	—	—	—	—	—	1,350
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,193	8,193
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(473)	—	—	(473)
Total	$3,810	$—	$356	$1,182	$3,579	$1,103	$1,562	$4,025	$339	$4,139	$1,350	$—	$3,586	$(473)	$6,009	$8,193	$38,760
NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at September 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$3	$88,360	$2,065	$1,022	$13	$994	$(1,102)	$1,851	$(650)	$(26)	$(2,638)	$3,430	$(3,620)	$(1,342)	$(3,554)	$(6,974)	$77,832	$(37,997)	$39,835
Non-property adjustments	—	(88,160)	—	—	—	—	(50)	—	—	—	—	—	2,086	—	—	—	(86,124)	86,124	—
Interest income	(66)	(55)	1	—	—	—	—	(27)	(70)	(25)	(386)	(34)	(18)	—	(4)	(65)	(749)	749	—
Interest expense	—	—	—	—	709	—	1,471	—	—	151	1,215	20	710	—	1,592	3,238	9,106	17,026	26,132
Amortization of loan cost	—	—	—	—	116	—	—	—	—	—	39	—	—	—	192	237	584	1,195	1,779
Depreciation and amortization	3,287	179	1,130	745	467	444	1,310	1,386	1,991	1,871	2,246	2,612	2,292	671	1,843	2,604	25,078	—	25,078
Income tax expense (benefit)	2	27	—	—	—	—	—	6	—	—	—	—	(494)	—	(123)	—	(582)	(282)	(864)
Non-hotel EBITDA ownership expense	(63)	46	5	116	6	(5)	(32)	16	2	(621)	281	15	—	133	4	2	(95)	95	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,163	397	3,201	1,883	1,311	1,433	1,597	3,232	1,273	1,350	757	6,043	956	(538)	(50)	(958)	25,050	66,910	91,960
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(790)	(100)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(890)	890	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	80	80
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(76)	(76)
Hotel EBITDA attributable to the Company and OP unitholders	$2,373	$297	$3,201	$1,883	$1,311	$1,433	$1,597	$3,232	$1,273	$1,350	$757	$6,043	$956	$(538)	$(50)	$(958)	$24,160	$67,804	$91,964
Non-comparable adjustments	—	(397)	—	—	—	—	—	—	—	—	—	(6,043)	—	—	—	—	(6,440)
Comparable hotel EBITDA	$3,163	$—	$3,201	$1,883	$1,311	$1,433	$1,597	$3,232	$1,273	$1,350	$757	$—	$956	$(538)	$(50)	$(958)	$18,610
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,163	$397	$3,201	$1,883	$1,311	$—	$—	$3,232	$1,273	$1,350	$757	$6,043	$956	$—	$(50)	$(958)	$22,558
Non-comparable adjustments	—	(397)	—	—	—	—	—	—	—	—	—	(6,043)	—	—	—	—	(6,440)
Comparable hotel EBITDA	$3,163	$—	$3,201	$1,883	$1,311	$—	$—	$3,232	$1,273	$1,350	$757	$—	$956	$—	$(50)	$(958)	$16,118
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$397	$—	$1,883	$1,311	$1,433	$1,597	$—	$—	$1,350	$757	$—	$956	$—	$(50)	$(958)	$8,676
Non-comparable adjustments	—	(397)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(397)
Comparable hotel EBITDA	$—	$—	$—	$1,883	$1,311	$1,433	$1,597	$—	$—	$1,350	$757	$—	$956	$—	$(50)	$(958)	$8,279
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,163	$—	$3,201	$—	$—	$—	$—	$3,232	$1,273	$—	$—	$6,043	$—	$(538)	$—	$—	$16,374
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	(6,043)	—	—	—	—	(6,043)
Comparable hotel EBITDA	$3,163	$—	$3,201	$—	$—	$—	$—	$3,232	$1,273	$—	$—	$—	$—	$(538)	$—	$—	$10,331
NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at September 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
Cameo Beverly Hills, Hotel Yountville, Park Hyatt Beaver Creek

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(2,832)	$1,076	$1,727	$898	$9,183	$258	$1,251	$4,109	$3,315	$12,112	$(1,811)	$45,787	$9,283	$(4,789)	$7,028	$(19)	$86,576	$(78,022)	$8,554
Non-property adjustments	2	73	—	—	—	—	—	—	—	—	—	(41,043)	—	—	866	364	(39,738)	39,738	—
Interest income	(125)	(10)	(27)	—	—	—	—	(91)	(210)	(109)	(15)	(68)	(288)	—	(27)	(159)	(1,129)	1,129	—
Interest expense	6,772	—	—	—	—	—	3,843	—	—	421	2,527	48	—	—	1,031	8,817	23,459	44,372	67,831
Amortization of loan cost	430	—	—	—	103	—	—	—	—	—	100	—	—	—	135	810	1,578	5,967	7,545
Depreciation and amortization	8,682	—	3,318	2,238	1,209	1,819	4,963	4,009	4,565	6,309	7,616	4,119	4,131	2,673	6,067	8,201	69,919	—	69,919
Income tax expense (benefit)	123	—	—	—	—	—	—	16	—	—	—	—	(131)	—	307	—	315	159	474
Non-hotel EBITDA ownership expense	578	177	196	431	47	15	60	50	11	254	880	30	9	304	31	43	3,116	(3,116)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	13,630	1,316	5,214	3,567	10,542	2,092	10,117	8,093	7,681	18,987	9,297	8,873	13,004	(1,812)	15,438	18,057	144,096	10,227	154,323
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(3,408)	(329)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(3,737)	3,737	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$10,222	$987	$5,214	$3,567	$10,542	$2,092	$10,117	$8,093	$7,681	$18,987	$9,297	$8,873	$13,004	$(1,812)	$15,438	$18,057	$140,359	$13,964	$154,323
Non-comparable adjustments	—	(1,316)	—	—	—	—	—	—	—	—	—	(8,873)	—	—	—	—	(10,189)
Comparable hotel EBITDA	$13,630	$—	$5,214	$3,567	$10,542	$2,092	$10,117	$8,093	$7,681	$18,987	$9,297	$—	$13,004	$(1,812)	$15,438	$18,057	$133,907
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$13,630	$1,316	$5,214	$3,567	$10,542	$—	$—	$8,093	$7,681	$18,987	$9,297	$8,873	$13,004	$—	$15,438	$18,057	$133,699
Non-comparable adjustments	—	(1,316)	—	—	—	—	—	—	—	—	—	(8,873)	—	—	—	—	(10,189)
Comparable hotel EBITDA	$13,630	$—	$5,214	$3,567	$10,542	$—	$—	$8,093	$7,681	$18,987	$9,297	$—	$13,004	$—	$15,438	$18,057	$123,510
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$1,316	$—	$3,567	$10,542	$2,092	$10,117	$—	$—	$18,987	$9,297	$—	$13,004	$—	$15,438	$18,057	$102,417
Non-comparable adjustments	—	(1,316)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,316)
Comparable hotel EBITDA	$—	$—	$—	$3,567	$10,542	$2,092	$10,117	$—	$—	$18,987	$9,297	$—	$13,004	$—	$15,438	$18,057	$101,101
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$13,630	$—	$5,214	$—	$—	$—	$—	$8,093	$7,681	$—	$—	$8,873	$—	$(1,812)	$—	$—	$41,679
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	(8,873)	—	—	—	—	(8,873)
Comparable hotel EBITDA	$13,630	$—	$5,214	$—	$—	$—	$—	$8,093	$7,681	$—	$—	$—	$—	$(1,812)	$—	$—	$32,806
NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at September 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
Cameo Beverly Hills, Hotel Yountville, Park Hyatt Beaver Creek

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,291	$95,020	$1,965	$832	$3,882	$1,533	$2,459	$3,270	$(1,190)	$12,695	$(6,767)	$5,587	$7,677	$(4,084)	$3,679	$(2,747)	$128,102	$(86,572)	$41,530
Non-property adjustments	—	(88,160)	—	—	—	—	(50)	—	—	—	5	—	2,086	—	—	—	(86,119)	86,119	—
Interest income	(152)	(265)	1	—	—	—	—	(63)	(175)	(212)	(239)	(97)	(40)	—	(4)	(195)	(1,441)	1,441	—
Interest expense	—	—	—	—	4,262	—	4,391	—	—	467	3,626	60	2,779	763	3,605	9,664	29,617	47,529	77,146
Amortization of loan cost	—	—	—	—	344	—	69	—	—	—	114	—	—	46	439	695	1,707	2,834	4,541
Depreciation and amortization	10,624	2,328	3,394	2,017	1,505	1,290	3,679	4,637	6,307	5,439	6,214	6,102	6,766	1,919	5,302	7,669	75,192	—	75,192
Income tax expense (benefit)	207	157	—	—	—	—	—	16	—	—	—	—	(71)	—	97	—	406	68	474
Non-hotel EBITDA ownership expense	177	75	26	405	32	28	(18)	64	452	(604)	784	23	(2,163)	344	11	7	(357)	357	—
Hotel EBITDA including amounts attributable to noncontrolling interest	15,147	9,155	5,386	3,254	10,025	2,851	10,530	7,924	5,394	17,785	3,737	11,675	17,034	(1,012)	13,129	15,093	147,107	51,776	198,883
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(3,787)	(2,289)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(6,076)	6,076	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	214	214
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(215)	(215)
Hotel EBITDA attributable to the Company and OP unitholders	$11,360	$6,866	$5,386	$3,254	$10,025	$2,851	$10,530	$7,924	$5,394	$17,785	$3,737	$11,675	$17,034	$(1,012)	$13,129	$15,093	$141,031	$57,851	$198,882
Non-comparable adjustments	—	(9,155)	—	—	—	—	—	—	—	—	—	(11,675)	—	—	—	—	(20,830)
Comparable hotel EBITDA	$15,147	$—	$5,386	$3,254	$10,025	$2,851	$10,530	$7,924	$5,394	$17,785	$3,737	$—	$17,034	$(1,012)	$13,129	$15,093	$126,277
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$15,147	$9,155	$5,386	$3,254	$10,025	$—	$—	$7,924	$5,394	$17,785	$3,737	$11,675	$17,034	$—	$13,129	$15,093	$134,738
Non-comparable adjustments	—	(9,155)	—	—	—	—	—	—	—	—	—	(11,675)	—	—	—	—	(20,830)
Comparable hotel EBITDA	$15,147	$—	$5,386	$3,254	$10,025	$—	$—	$7,924	$5,394	$17,785	$3,737	$—	$17,034	$—	$13,129	$15,093	$113,908
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$9,155	$—	$3,254	$10,025	$2,851	$10,530	$—	$—	$17,785	$3,737	$—	$17,034	$—	$13,129	$15,093	$102,593
Non-comparable adjustments	—	(9,155)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(9,155)
Comparable hotel EBITDA	$—	$—	$—	$3,254	$10,025	$2,851	$10,530	$—	$—	$17,785	$3,737	$—	$17,034	$—	$13,129	$15,093	$93,438
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$15,147	$—	$5,386	$—	$—	$—	$—	$7,924	$5,394	$—	$—	$11,675	$—	$(1,012)	$—	$—	$44,514
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	(11,675)	—	—	—	—	(11,675)
Comparable hotel EBITDA	$15,147	$—	$5,386	$—	$—	$—	$—	$7,924	$5,394	$—	$—	$—	$—	$(1,012)	$—	$—	$32,839
NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at September 30, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
Cameo Beverly Hills, Hotel Yountville, Park Hyatt Beaver Creek